UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — October 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Multi-Asset Absolute Return Fund

Annual report
10 | 31 | 19

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

Putnam Multi-Asset
Absolute Return
Fund

Annual report
10 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 13, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Performance history as of 10/31/19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/19. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 15.

2 Multi-Asset Absolute Return Fund

Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business, University of Chicago, and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

Brett S. Goldstein, CFA, James A. Fetch, and Robert J. Schoen are also Portfolio Managers of the fund.

Jason, how did stock markets perform during the reporting period?

Following a sharp sell-off in global equity markets in December 2018, the U.S. Federal Reserve [the Fed] put future interest-rate hikes on hold. A rebound in oil prices, strong consumer spending, and solid corporate earnings helped buoy the U.S. economy, which slowed moderately over the reporting period.

Global trade war concerns and an economic slowdown worldwide drove up market volatility. China’s economic growth slowed to its weakest level since 1992. Industrial output and exports in Germany and South Korea, two bellwethers of international trade, fell to multiyear lows. Stalled Brexit negotiations further fueled investor unease.

To stem recessionary fears, central banks around the world began lowering borrowing costs. The Fed cut interest rates three times between July and October 2019. The European Central Bank [ECB] cut its deposit rate in September 2019 and indicated it would start a second round of quantitative easing in November 2019. China also announced a comprehensive stimulus program.

Multi-Asset Absolute Return Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives.

Following late-2018 weakness, stocks rallied in 2019. The S&P 500 Index, which measures U.S. stocks, gained 14.33% for the 12-month reporting period. The MSCI Emerging Markets Index [ND], which measures emerging-market stocks, and the MSCI EAFE Index [ND], which measures non-U.S. developed-market stocks, posted returns of 11.04% and 11.86%, respectively, for the reporting period.

How about the market for bonds?

Market worries drove many investors to seek safe-haven assets such as bonds. The difference in the yields of the 2-year and the benchmark 10-year Treasury note turned negative in August 2019 for the first time since 2007. In addition, the 1-year, 2-year, and 10-year note yields remained below the 3-month yield for months. These conditions created a yield curve inversion, which has historically preceded recessionary periods. Slowing U.S. economic

4 Multi-Asset Absolute Return Fund

growth also prompted the the Fed’s three interest rate cuts mentioned previously. Within an environment of declining interest rates, bond prices rose. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of investment-grade bonds, posted a return of 11.51% for the 12-month reporting period.

How did the fund perform, and what factors impacted performance the most?

The fund’s class A shares generated positive performance for the 12-month period. On the whole, directional strategies drove results. Long exposure to both interest-rate and equity risk were the fund’s top contributors. Long exposure to inflation risk via commodities slightly detracted from fund results.

Non-directional strategies were a slight detractor. Our alternative beta strategy, which seeks to capitalize on trends across a range of asset classes, added the most value. Fixed-income selection alpha that focused on structured mortgage credit also contributed, as did a fixed-income country allocation strategy.

On the downside, our equity-selection alpha strategies, which are market-neutral trades designed to perform independently of global stock markets, dampened results.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Asset Absolute Return Fund 5

This underperformance was attributed to our quantitative U.S. equity long/short strategies and quantitatively driven long/short strategies that were focused on global developed- and emerging-market stocks.

How did you use derivatives during the period?

We used futures in order to gain exposure to market risk and currencies, hedge prepayment and interest-rate risks, and equitize cash. We employed S&P 500 Index options to help increase our exposure to equity markets. We also used interest-rate swaps in an effort to gain exposure to interest rates and hedge interest-rate risk. We utilized total return swaps to help manage the fund’s exposure to specific securities, basket of securities, sectors, industries, regions, countries, and sectors. Finally, we used currency forward contracts to assist in reducing foreign exchange risk associated with non-U.S. securities and to gain exposure to foreign currencies.

How is the fund positioned for the new fiscal year?

We continue to monitor the gradual slowdown in global economic growth. While some of our quantitative equity models remain slightly bullish, we are keeping a close eye on macroeconomic conditions that could present a challenge to stock market performance.

In fixed income, we have maintained a slight underweight to credit risk. As of period-end, yield spreads — the yield advantage riskier bonds offer over comparable-maturity U.S. Treasuries — were close to their tightest levels of the current market cycle. Moreover, our quantitative model has become more bearish. From a risk-management perspective, we also recognize that uncertainty surrounding U.S.–China trade negotiations could lead to periods of volatility and wider spreads. We shifted the fund’s underweight exposure to interest-rate risk to a neutral position.

We moved commodities to a slight underweight position, compared with the prior year period ended October 31, 2018, based

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Multi-Asset Absolute Return Fund

on signals from our quantitative model. We believe oil prices may stay within their recent range. The Organization of Petroleum Exporting Countries decided to extend production cuts for nine months beginning in July 2019, but U.S. production continues to increase.

Given our outlook for directional risks, the fund’s overall portfolio risk is balanced between directional and non-directional strategies. Our equity-selection alpha strategies account for the greatest portion of non-directional risk.

What is your outlook for the global economy?

In our view, we are now in the late stages of an economic cycle. Within this environment, we typically see bouts of equity and bond market volatility. We believe the slowdown in global economies and the U.S.–China trade rift could remain headwinds for some time. Political uncertainty is also on the rise, in our view. The upcoming U.S. presidential election and President Trump’s impeachment inquiry represent unknowns that could potentially disrupt markets. We may need to price in changes to political agendas as they arise in 2020.

We are also closely watching key developments in China, including the effects of its stimulus program. An economic recovery in China could accelerate growth across the broader global economy. In our view, the U.S. economy is likely to expand into 2020, albeit at a more moderate pace. We believe the likelihood of a recession, while higher than in the recent past, remains relatively low in the short term.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Multi-Asset Absolute Return Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	4.14%	39.18%	3.36%	10.16%	1.95%	7.84%	2.55%	4.24%
After sales charge	3.57	31.18	2.75	3.83	0.75	1.64	0.54	–1.75
Class B (12/23/08)
Before CDSC	3.55	30.98	2.74	6.09	1.19	5.45	1.79	3.48
After CDSC	3.55	30.98	2.74	4.30	0.85	2.45	0.81	–1.52
Class C (12/23/08)
Before CDSC	3.42	29.12	2.59	6.08	1.19	5.43	1.78	3.47
After CDSC	3.42	29.12	2.59	6.08	1.19	5.43	1.78	2.47
Class M (12/23/08)
Before sales charge	3.58	32.03	2.82	7.37	1.43	6.12	2.00	3.63
After sales charge	3.24	27.41	2.45	3.61	0.71	2.41	0.80	0.01
Class P (8/31/16)
Net asset value	4.43	43.25	3.66	12.01	2.30	9.06	2.93	4.58
Class R (12/23/08)
Net asset value	3.84	35.43	3.08	8.77	1.70	6.94	2.26	3.93
Class R6 (7/2/12)
Net asset value	4.45	43.61	3.69	12.12	2.31	8.94	2.89	4.60
Class Y (12/23/08)
Net asset value	4.38	42.57	3.61	11.49	2.20	8.55	2.77	4.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to

8 Multi-Asset Absolute Return Fund

their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofAML U.S. Treasury
Bill Index	0.56%	5.99%	0.58%	5.32%	1.04%	4.89%	1.60%	2.48%
Bloomberg Barclays U.S.
Aggregate Bond Index	4.03	44.21	3.73	17.27	3.24	10.21	3.29	11.51
S&P 500 Index	14.69	260.96	13.70	66.81	10.78	51.73	14.91	14.33

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,098 and $12,912, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,741. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $14,325, $13,543, $14,361 and $14,257, respectively.

Multi-Asset Absolute Return Fund 9

Fund price and distribution information For the 12-month period ended 10/31/19

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.369178		$0.281090	$0.288019	$0.326619		$0.415697	$0.340476	$0.410748	$0.395902
Capital gains	—		—	—	—		—	—	—	—
Return
of capital*	0.003822		0.002910	0.002981	0.003381		0.004303	0.003524	0.004252	0.004098
Total	$0.373000		$0.284000	$0.291000	$0.330000		$0.420000	$0.344000	$0.415000	$0.400000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/18	$11.39	$12.08	$11.04	$11.01	$11.13	$11.53	$11.47	$11.20	$11.50	$11.45
10/31/19	11.47	12.17	11.12	11.08	11.18	11.59	11.54	11.27	11.58	11.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 100.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	4.38%	42.98%	3.64%	12.74%	2.43%	9.90%	3.20%	2.99%
After sales charge	3.81	34.76	3.03	6.26	1.22	3.58	1.18	–2.94
Class B (12/23/08)
Before CDSC	3.79	34.49	3.01	8.65	1.67	7.43	2.42	2.20
After CDSC	3.79	34.49	3.01	6.81	1.33	4.43	1.46	–2.77
Class C (12/23/08)
Before CDSC	3.65	32.63	2.86	8.65	1.67	7.52	2.44	2.28
After CDSC	3.65	32.63	2.86	8.65	1.67	7.52	2.44	1.28
Class M (12/23/08)
Before sales charge	3.83	35.72	3.10	10.04	1.93	8.30	2.69	2.45
After sales charge	3.49	30.97	2.73	6.19	1.21	4.51	1.48	–1.13
Class P (8/31/16)
Net asset value	4.67	47.01	3.93	14.71	2.78	11.23	3.61	3.42
Class R (12/23/08)
Net asset value	4.09	39.06	3.35	11.36	2.17	9.02	2.92	2.66
Class R6 (7/2/12)
Net asset value	4.69	47.37	3.95	14.72	2.78	11.09	3.57	3.36
Class Y (12/23/08)
Net asset value	4.62	46.32	3.88	14.18	2.69	10.71	3.45	3.23

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, all outstanding class M shares were converted to class A shares, and class M shares are no longer available for purchase. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/18*†	1.01%	1.76%	1.76%	1.51%	0.62%	1.26%	0.66%	0.76%
Total annual operating
expenses for the fiscal year
ended 10/31/18†	1.04%	1.79%	1.79%	1.54%	0.65%	1.29%	0.69%	0.79%
Annualized expense ratio
for the six-month period
ended 10/31/19‡**	0.90%	1.65%	1.65%	1.40%	0.51%	1.15%	0.55%	0.65%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.04%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/20.

† Restated to reflect current fees.

‡ Includes a decrease of 0.27% from annualizing the performance fee adjustment for the six months ended 10/31/19.

** Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/19 to 10/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.58	$8.38	$8.38	$7.11	$2.60	$5.84	$2.80	$3.31
Ending value (after expenses)	$1,018.70	$1,014.60	$1,014.70	$1,014.50	$1,020.30	$1,016.20	$1,020.30	$1,018.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/19, use the following calculation method. To find the value of your investment on 5/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.58	$8.39	$8.39	$7.12	$2.60	$5.85	$2.80	$3.31
Ending value (after expenses)	$1,020.67	$1,016.89	$1,016.89	$1,018.15	$1,022.63	$1,019.41	$1,022.43	$1,021.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Multi-Asset Absolute Return Fund

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Multi-Asset Absolute Return Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae),

14 Multi-Asset Absolute Return Fund

Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Austral-asia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Multi-Asset Absolute Return Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2019, Putnam employees had approximately $472,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Multi-Asset Absolute Return Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Multi-Asset Absolute Return Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

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the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees noted that they had approved an amended management contract for your fund at their meeting on January 26, 2018. In substance, the amended management contract differed from the previous management contract only in that it (i) lowered the existing fee schedule at every breakpoint level; (ii) provided for an adjustment in the fund’s performance fee structure; and (iii) provided for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund under the amended management contract would be higher than the management fee would have been under the existing management contract. The Trustees concluded that the circumstances did not indicate that further changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. However, in the case of your fund, the first expense limitation applied during its fiscal year ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2021. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s

Multi-Asset Absolute Return Fund 19

base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of its average net assets through at least February 28, 2021. During its fiscal year ending in 2018, your fund’s expenses were reduced as a result of this expense limitation. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s

20 Multi-Asset Absolute Return Fund

Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2018. Your fund’s class A shares’ return, net of fees and expenses, was negative and trailed the return of its benchmark over the one-year period, was positive and slightly trailed the return of its benchmark over the three-year period, and was positive and exceeded the return of its benchmark over the five-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s underperformance relative to its benchmark over the one-year period ended December 31, 2018 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance relative to its benchmark over the one-year period resulted from both directional strategies (which generally depend upon the direction of the relevant markets for success) and non-directional strategies (which are generally designed not to depend upon market direction for success). The Trustees noted Putnam Management’s view that the fund’s quantitative equity security selection process underperformed in 2018’s volatile market. The Trustees also noted Putnam Management’s observation that the fund’s overweight allocation to equities detracted from the fund’s performance, especially in the fourth quarter of 2018, that the fund’s position in commodities detracted from the fund’s performance when oil prices fell in the fourth quarter, and that the fund’s term structure positioning detracted from the fund’s performance when interest rates increased in early 2018.

The Trustees noted that the fund had outperformed its benchmark, net of fees and expenses, for the five-year period ended December 31, 2018 in spite of the fund’s underperformance in 2018. In addition, the Trustees considered that the fund had outperformed its benchmark, net of fees and expenses, for the year-to-date period through February 28, 2019, noting Putnam Management’s observation that the market environment had

Multi-Asset Absolute Return Fund 21

been more favorable to the fund’s investment process during this recent period. The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Multi-Asset Absolute Return Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Asset Absolute Return Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders
of Putnam Multi-Asset Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Multi-Asset Absolute Return Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Multi-Asset Absolute Return Fund

The fund’s portfolio 10/31/19

COMMON STOCKS (26.0%)*	Shares	Value
Basic materials (2.3%)
Anglo American Platinum, Ltd. (South Africa)	39,333	$2,935,399
Anhui Conch Cement Co., Ltd. (China)	864,000	5,142,299
Evraz PLC (Russia)	652,438	3,104,642
Formosa Chemicals & Fibre Corp. (Taiwan)	416,000	1,205,741
Formosa Plastics Corp. (Taiwan)	206,000	659,246
Korea Zinc Co., Ltd. (South Korea)	5,271	1,963,752
Kumba Iron Ore, Ltd. (South Africa)	85,537	2,083,080
MMC Norilsk Nickel PJSC ADR (Russia)	47,353	1,313,709
Novolipetsk Steel PJSC (Russia)	49,836	975,974
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	1,030,400	1,838,319
Severstal PJSC (Russia)	58,676	807,913
Tekfen Holding AS (Turkey)	227,964	676,131
Vale SA (Brazil) †	280,200	3,297,704
		26,003,909
Capital goods (0.9%)
Daelim Industrial Co., Ltd. (South Korea)	22,352	1,739,456
Hyundai Mobis Co., Ltd. (South Korea)	26,253	5,338,250
Samsung Engineering Co., Ltd. (South Korea) †	49,193	746,532
Weichai Power Co., Ltd. Class H (China)	1,358,000	2,129,905
		9,954,143
Communication services (1.0%)
Advanced Info Service PCL (Thailand)	207,400	1,572,929
China Mobile, Ltd. (China)	900,500	7,308,821
KT Corp. (South Korea)	24,609	560,263
PLDT, Inc. (Philippines)	22,745	492,482
Telkom SA SOC, Ltd. (South Africa)	275,524	1,260,484
		11,194,979
Consumer cyclicals (2.4%)
Astro Malaysia Holdings Bhd (Malaysia)	483,800	156,261
Clear Channel Outdoor Holdings, Inc. †	62,644	145,961
Com7 PCL (Thailand)	623,400	593,567
El Puerto de Liverpool SAB de CV Class C1 (Mexico)	87,500	445,813
Ford Otomotiv Sanayi AS (Turkey)	56,745	640,079
Geely Automobile Holdings, Ltd. (China)	489,000	918,550
Genting Bhd (Malaysia)	561,000	777,953
Genting Malaysia Bhd (Malaysia)	1,170,800	895,308
Home Product Center PCL (Thailand)	3,880,500	2,197,601
iHeartMedia, Inc. Class A † S	26,640	382,018
Kia Motors Corp. (South Korea)	138,667	5,044,336
KOC Holding AS (Turkey)	96,624	316,487
Lojas Renner SA (Brazil)	72,440	916,676
Mr Price Group, Ltd. (South Africa)	131,685	1,394,353
Pou Chen Corp. (Taiwan)	412,000	549,526
President Chain Store Corp. (Taiwan)	156,000	1,554,201
Qualicorp SA (Brazil)	315,362	2,508,427
Sinotruk Hong Kong, Ltd. (China)	885,000	1,332,010
Wal-Mart de Mexico SAB de CV (Mexico)	1,483,347	4,445,453
Zhongsheng Group Holdings, Ltd. (China)	646,500	2,138,438
		27,353,018

Multi-Asset Absolute Return Fund 25

COMMON STOCKS (26.0%)* cont.	Shares	Value
Consumer staples (2.3%)
Charoen Pokphand Foods PCL (Thailand)	4,510,300	$3,771,653
Cia Cervecerias Unidas SA ADR (Chile) S	25,899	514,095
Estacio Participacoes SA (Brazil)	46,300	453,129
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	4,601,500	696,831
Hindustan Unilever, Ltd. (India)	127,339	3,904,081
Indofood Sukses Makmur Tbk PT (Indonesia)	1,330,100	728,307
KT&G Corp. (South Korea)	37,879	3,248,234
Nestle Malaysia Bhd (Malaysia)	5,300	183,498
Sime Darby Bhd (Malaysia)	562,500	304,511
Uni-President Enterprises Corp. (Taiwan)	1,287,000	3,175,294
Vipshop Holdings, Ltd. ADR (China) †	160,023	1,846,665
Want Want China Holdings, Ltd. (China)	1,734,000	1,462,379
Yum China Holdings, Inc. (China)	124,085	5,273,613
		25,562,290
Energy (1.6%)
CHC Group, LLC (Units)(acquired 3/23/17, cost $27,318) † ∆∆	1,884	471
China Petroleum & Chemical Corp. (Sinopec) (China)	7,000,000	3,992,060
Ecopetrol SA ADR (Colombia) S	112,082	2,045,497
Lukoil PJSC ADR (Russia)	42,543	3,918,189
Oil & Natural Gas Corp., Ltd. (India)	1,899,240	3,792,460
PTT Exploration & Production PCL (Foreign depository shares) (Thailand)	769,800	3,072,062
Sao Martinho SA (Brazil)	98,400	430,845
Surgutneftegas OJSC (Russia)	2,440,856	1,435,455
		18,687,039
Financials (6.2%)
Banco de Chile ADR (Chile) S	33,610	863,105
Banco do Brasil SA (Brazil)	478,158	5,740,757
Banco Macro SA ADR (Argentina)	179,227	4,104,298
Banco Santander (Brasil) S.A. (Units) (Brazil)	312,771	3,670,117
Banco Santander Chile ADR (Chile)	30,513	739,330
Banco Santander Mexico SA Institucion de Banca Multiple Grupo
Financiero Santand Class B (Mexico)	2,025,157	2,724,563
Bank Central Asia Tbk PT (Indonesia)	970,200	2,169,227
Bank of China, Ltd. (China)	2,985,000	1,216,592
Bank of Communications Co., Ltd. (China)	3,768,000	2,573,493
BBVA Banco Frances SA ADR (Argentina)	112,824	394,884
Capitec Bank Holdings, Ltd. (South Africa)	19,764	1,797,555
Fosun International, Ltd. (China)	1,595,500	2,086,354
Fubon Financial Holding Co., Ltd. (Taiwan)	756,000	1,102,949
Guangzhou R&F Properties Co., Ltd. (China)	1,141,200	1,768,358
Industrial & Commercial Bank of China, Ltd. (China)	5,832,000	4,191,677
Industrial Bank of Korea (South Korea)	119,824	1,213,890
IRB Brasil Resseguros SA (Brazil)	571,200	5,382,284
Korea Investment Holdings Co., Ltd. (South Korea)	7,617	440,102
Logan Property Holdings Co., Ltd. (China)	850,000	1,288,908
Odontoprev SA (Brazil)	123,000	453,602
OTP Bank Nyrt (Hungary)	33,816	1,559,107
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	772,000	8,847,437
Powszechny Zaklad Ubezpieczen SA (Poland)	119,155	1,152,855

26 Multi-Asset Absolute Return Fund

COMMON STOCKS (26.0%)* cont.	Shares	Value
Financials cont.
Qudian, Inc. ADR (China) † S	456,276	$3,161,993
RHB Bank Bhd (Malaysia)	900,700	1,238,452
Sberbank of Russia PJSC ADR (Russia)	249,737	3,673,087
Shinhan Financial Group Co., Ltd. (South Korea)	47,147	1,715,292
Taishin Financial Holding Co., Ltd. (Taiwan)	1,460,000	677,929
Thanachart Capital PCL (Thailand)	241,900	424,597
Tisco Financial Group PCL (Thailand)	573,400	1,851,515
Yuanta Financial Holding Co., Ltd. (Taiwan)	2,415,000	1,510,510
		69,734,819
Health care (0.6%)
Advanz Pharma Corp. (Canada) †	8,181	84,673
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	210,000	660,232
Hypermarcas SA (Brazil)	247,258	2,115,919
Sino Biopharmaceutical, Ltd. (China)	2,422,000	3,582,851
		6,443,675
Technology (7.4%)
Alibaba Group Holding, Ltd. ADR (China) †	55,948	9,884,333
Globalwafers Co., Ltd. (Taiwan)	154,000	1,823,408
HannStar Display Corp. (Taiwan)	2,728,000	579,397
HCL Technologies, Ltd. (India)	66,008	1,081,636
Hexaware Technologies, Ltd. (India)	69,882	327,656
Infosys, Ltd. (India)	415,002	3,998,950
Lite-On technology Corp. (Taiwan)	547,000	900,500
Radiant Opto-Electronics Corp. (Taiwan)	600,000	2,378,422
Samsung Electronics Co., Ltd. (South Korea)	430,759	18,617,881
Samsung SDS Co., Ltd. (South Korea)	12,455	2,142,748
SK Hynix, Inc. (South Korea)	25,540	1,794,030
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	175,876	9,080,478
Tata Consultancy Services, Ltd. (India)	211,486	6,769,401
Tech Mahindra, Ltd. (India)	435,444	4,537,762
Tencent Holdings, Ltd. (China)	219,900	8,966,994
Tripod Technology Corp. (Taiwan)	314,000	1,214,157
United Microelectronics Corp. (Taiwan)	4,925,000	2,251,230
Wipro, Ltd. (India)	722,251	2,640,397
WNS Holdings, Ltd. ADR (India) †	14,222	879,488
Xhen Ding Technology Holding, Ltd. (Taiwan)	875,000	4,120,156
		83,989,024
Transportation (0.2%)
AirAsia Bhd (Malaysia)	1,158,100	528,788
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	152,045	1,055,103
MISC Bhd (Malaysia)	400,300	797,261
		2,381,152
Utilities and power (1.1%)
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	367,600	5,006,436
Electricity Generating PCL (Thailand)	167,200	1,921,457
Enel Americas SA ADR (Chile)	219,041	2,094,032
Enel Chile SA ADR (Chile)	95,272	395,379
Federal Grid Co. Unified Energy System PJSC (Russia)	134,734,540	387,901
GAIL India, Ltd. (India)	595,000	1,152,250

Multi-Asset Absolute Return Fund 27

COMMON STOCKS (26.0%)* cont.	Shares	Value
Utilities and power cont.
Glow Energy PCL (Thailand)	35,800	$106,706
Inter RAO UES PJSC (Russia)	21,688,793	1,462,345
Manila Electric Co. (Philippines)	39,630	264,428
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	22,091
		12,813,025
Total common stocks (cost $269,546,084)		$294,117,073

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (22.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.3%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$78,567	$87,505
5.00%, with due dates from 5/20/49 to 8/20/49	857,061	941,274
4.50%, TBA, 11/1/49	8,000,000	8,373,750
4.00%, TBA, 11/1/49	5,000,000	5,197,266
		14,599,795
U.S. Government Agency Mortgage Obligations (20.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, 8/1/43	529,431	558,701
3.00%, 3/1/43	458,176	471,827
Federal National Mortgage Association Pass-Through Certificates
5.50%, 1/1/38	1,159,900	1,293,678
5.00%, with due dates from 1/1/49 to 8/1/49	144,101	158,596
4.50%, 5/1/49	67,583	73,037
3.50%, with due dates from 6/1/42 to 6/1/56	3,167,911	3,346,190
3.00%, 2/1/43	1,026,567	1,057,152
Uniform Mortgage-Backed Securities
5.50%, TBA, 11/1/49	3,000,000	3,235,195
4.50%, TBA, 11/1/49	7,000,000	7,362,578
4.00%, TBA, 11/1/49	49,000,000	50,845,154
3.50%, TBA, 11/1/49	79,000,000	81,116,955
3.00%, TBA, 12/1/49	49,000,000	49,756,055
3.00%, TBA, 11/1/49	35,000,000	35,568,750
		234,843,868
Total U.S. government and agency mortgage obligations (cost $249,085,055)		$249,443,663

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes
2.25%, 11/15/24 [i]	$96,000	$99,696
1.75%, 1/31/23 [i]	253,000	255,887
1.50%, 3/31/23 [i]	1,146,000	1,146,733
Total U.S. treasury obligations (cost $1,502,316)		$1,502,316

INVESTMENT COMPANIES (9.6%)*	Shares	Value
Consumer Discretionary Select Sector SPDR Fund S	150,600	$18,200,010
Consumer Staples Select Sector SPDR Fund S	296,600	18,140,056
Financial Select Sector SPDR Fund S	620,200	17,799,740
Health Care Select Sector SPDR Fund S	188,900	17,898,275

28 Multi-Asset Absolute Return Fund

INVESTMENT COMPANIES (9.6%)* cont.	Shares	Value
Real Estate Select Sector SPDR Fund S	459,200	$18,060,336
Utility Select Sector SPDR Fund S	294,200	18,902,350
Total investment companies (cost $101,915,466)		$109,000,767

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)*	amount	Value
Agency collateralized mortgage obligations (6.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 12.035%, 6/15/34	$158,824	$186,634
REMICs IFB Ser. 3747, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.50%), 4.579%, 10/15/40	2,482,151	445,757
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,220,266	196,623
REMICs IFB Ser. 4073, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 4.129%, 8/15/38	4,311,983	186,840
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
4.079%, 5/15/41	1,699,290	1,762,645
REMICs Ser. 4568, Class MI, IO, 4.00%, 4/15/46	7,076,939	920,002
REMICs Ser. 4530, Class HI, IO, 4.00%, 11/15/45	4,678,186	568,007
REMICs Ser. 4389, Class IA, IO, 4.00%, 9/15/44	4,658,039	656,765
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	3,644,288	324,374
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	2,614,978	312,038
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	1,609,809	146,570
REMICs Ser. 3996, Class IK, IO, 4.00%, 3/15/39	1,219,455	38,522
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,045,709	160,733
REMICs Ser. 4501, Class BI, IO, 3.50%, 10/15/43	1,939,275	156,445
REMICs Ser. 4663, Class KI, IO, 3.50%, 11/15/42	1,953,386	106,518
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	3,098,034	314,461
REMICs Ser. 4097, Class PI, IO, 3.50%, 11/15/40	3,367,502	246,890
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	2,929,127	294,743
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	5,370,980	439,776
REMICs Ser. 4134, Class PI, IO, 3.00%, 11/15/42	4,475,933	399,829
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,132,378	145,641
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	3,925,126	258,960
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO,
0.424%, 11/15/28 W	168,284	2,322
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO,
0.282%, 10/25/43 W	561,047	5,498
Structured Pass-Through Certificates Ser. 48, Class A2, IO,
0.212%, 7/25/33 W	885,701	6,377
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	12,650	11,489
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	11,442	10,207
Strips Ser. 315, PO, zero %, 9/15/43	1,866,024	1,623,315
Federal National Mortgage Association
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR)
+ 27.50%), 18.386%, 5/25/35	50,760	71,510
REMICs IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR)
+ 23.10%), 16.72%, 11/25/35	56,582	76,832
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
9.255%, 5/25/40	699,135	839,242
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,739,571	811,606
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	3,336,007	654,863

Multi-Asset Absolute Return Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	$5,228,874	$1,060,259
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	29,809	6,044
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	1,107,193	151,895
REMICs Ser. 12-104, Class QI, IO, 4.50%, 5/25/42	1,497,544	223,892
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.277%, 2/25/47	8,645,848	1,613,402
REMICs Ser. 17-48, Class LI, IO, 4.00%, 5/25/47	4,059,189	500,742
REMICs Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	1,755,648	233,782
REMICs Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	4,457,912	546,068
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	4,379,838	686,605
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	3,276,688	332,520
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.75%), 3.927%, 10/25/47	10,611,166	1,758,279
REMICs Ser. 15-73, Class PI, IO, 3.50%, 10/25/45	2,170,715	158,411
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	1,074,611	118,160
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	2,175,717	133,898
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	2,150,361	256,406
REMICs Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	1,983,154	107,522
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	2,886,956	338,306
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,479,381	218,580
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	2,947,260	127,675
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,488,843	131,257
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	2,887,843	93,478
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	3,734,393	125,286
REMICs Trust Ser. 98-W2, Class X, IO, 1.615%, 6/25/28 W	1,109,950	36,073
REMICs Trust Ser. 98-W5, Class X, IO, 0.754%, 7/25/28 W	320,044	9,217
REMICs Ser. 08-36, Class OV, PO, zero %, 1/25/36	8,435	7,598
Government National Mortgage Association
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	879,969	195,793
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	4,605,648	863,237
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,369,288	483,785
Ser. 14-76, IO, 5.00%, 5/20/44	2,667,933	544,135
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	2,247,781	395,847
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	4,782,004	1,067,768
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	952,221	193,396
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	31,900	2,045
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	669,012	135,977
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,028,643	211,683
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,321,185	681,839
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,566,500	518,818
IFB Ser. 11-81, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.71%),
4.814%, 11/16/36	240,860	5,863
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	924,485	177,997
Ser. 16-49, IO, 4.50%, 11/16/45	2,616,855	529,661
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	4,741,638	887,698
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	4,867,576	492,355
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,922,577	400,665
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	506,802	59,270

30 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	$1,608,414	$207,528
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	781,199	140,436
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,256,230	232,757
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	922,609	174,188
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	445,124	98,448
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	1,527,660	103,239
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
4.404%, 7/20/48	5,044,904	750,430
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.304%, 9/20/43	660,848	120,578
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.209%, 7/16/43	765,708	127,092
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 8/20/49	247,488	31,245
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 6/20/49	393,570	58,544
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 2/20/41	1,492,628	273,097
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
4.154%, 11/20/39	2,097,211	135,333
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	2,920,233	394,231
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,344,863	134,007
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	1,975,058	255,138
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	4,331,480	849,403
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	3,127,999	497,464
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	861,538	87,164
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,281,542	180,398
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	493,258	76,060
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,651,424	276,733
Ser. 14-104, IO, 4.00%, 3/20/42	4,407,962	657,447
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	1,670,966	186,059
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	2,791,638	332,061
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	450,757	7,269
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	3,168,040	139,163
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	3,382,004	377,161
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	1,832,813	218,105
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,478,034	100,836
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	2,479,384	250,368
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,751,271	217,123
Ser. 12-145, IO, 3.50%, 12/20/42	1,661,317	286,318
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	842,905	101,477
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	1,047,922	81,633
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	1,300,937	128,272
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,486,508	161,722
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	2,024,226	169,630
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	1,976,750	114,926
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	1,516,311	19,606
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	4,497,900	394,282

Multi-Asset Absolute Return Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 183, Class AI, IO, 3.50%, 10/20/39	$2,245,752	$118,128
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	2,795,757	286,565
Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	3,279,523	146,300
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,714,732	191,309
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	5,910,420	313,075
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	6,062,967	210,879
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	2,227,825	154,388
Ser. 15-H22, Class GI, IO, 2.575%, 9/20/65 W	8,418,122	965,559
FRB Ser. 16-H16, Class DI, IO, 2.464%, 6/20/66 W	5,303,930	556,913
Ser. 16-H04, Class HI, IO, 2.381%, 7/20/65 W	5,443,926	444,224
Ser. 16-H03, Class AI, IO, 2.378%, 1/20/66 W	11,007,597	976,924
Ser. 17-H02, Class BI, IO, 2.335%, 1/20/67 W	6,549,685	784,436
Ser. 15-H09, Class AI, IO, 2.316%, 4/20/65 W	10,223,561	818,764
Ser. 17-H11, Class NI, IO, 2.267%, 5/20/67 W	13,292,813	1,394,310
FRB Ser. 15-H16, Class XI, IO, 2.20%, 7/20/65 W	10,075,079	1,062,921
Ser. 16-H23, Class NI, IO, 2.144%, 10/20/66 W	8,349,740	936,841
Ser. 16-H07, Class HI, IO, 2.118%, 2/20/66 W	6,894,189	594,589
Ser. 16-H11, Class HI, IO, 2.097%, 1/20/66 W	5,255,689	440,164
Ser. 16-H02, Class BI, IO, 2.039%, 11/20/65 W	14,258,435	1,277,228
Ser. 15-H24, Class HI, IO, 2.035%, 9/20/65 W	18,787,785	1,145,435
Ser. 16-H04, Class KI, IO, 2.03%, 2/20/66 W	10,603,875	755,526
Ser. 15-H15, Class JI, IO, 1.984%, 6/20/65 W	10,621,532	1,014,356
Ser. 15-H26, Class DI, IO, 1.932%, 10/20/65 W	5,858,858	565,169
Ser. 15-H19, Class NI, IO, 1.919%, 7/20/65 W	14,413,952	1,265,545
Ser. 15-H20, Class CI, IO, 1.894%, 8/20/65 W	14,985,756	1,516,933
Ser. 15-H25, Class EI, IO, 1.863%, 10/20/65 W	10,436,337	893,350
Ser. 15-H18, Class IA, IO, 1.84%, 6/20/65 W	6,765,109	417,407
Ser. 15-H10, Class CI, IO, 1.82%, 4/20/65 W	15,250,217	1,300,889
Ser. 15-H26, Class GI, IO, 1.809%, 10/20/65 W	9,922,158	849,337
Ser. 15-H26, Class EI, IO, 1.74%, 10/20/65 W	10,945,240	923,778
Ser. 17-H14, Class DI, IO, 1.711%, 6/20/67 W	11,122,798	745,016
Ser. 15-H09, Class BI, IO, 1.705%, 3/20/65 W	14,701,618	1,087,920
Ser. 15-H25, Class BI, IO, 1.661%, 10/20/65 W	14,295,317	1,330,894
Ser. 15-H10, Class EI, IO, 1.63%, 4/20/65 W	12,376,032	548,456
Ser. 15-H24, Class BI, IO, 1.629%, 8/20/65 W	17,247,544	680,502
Ser. 15-H25, Class AI, IO, 1.618%, 9/20/65 W	13,867,141	1,078,864
Ser. 15-H14, Class BI, IO, 1.58%, 5/20/65 W	16,897,431	730,476
Ser. 14-H21, Class AI, IO, 1.552%, 10/20/64 W	11,600,210	963,421
Ser. 11-H15, Class AI, IO, 1.539%, 6/20/61 W	4,280,682	214,034
Ser. 16-H08, Class GI, IO, 1.435%, 4/20/66 W	14,453,272	741,800
Ser. 11-H08, Class GI, IO, 1.273%, 3/20/61 W	7,988,388	324,329
Ser. 15-H26, Class CI, IO, 0.291%, 8/20/65 W	22,477,971	294,461
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	31,526	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	93,973	357
FRB Ser. 98-3, IO, zero %, 9/19/27 W	41,026	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	73,423	—
		69,413,964

32 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Commercial mortgage-backed securities (2.1%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.211%, 1/15/49 W	$1,302,422	$627
Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1,
Class C, 6.567%, 2/10/51 (In default) † W	1,107,980	110,798
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class C, 5.504%, 11/10/42 W	721,000	288,400
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.45%, 1/12/45 W	884,000	782,340
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	806,000	725,400
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	489,000	513,985
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.775%, 3/11/39 W	2,322,474	1,161,237
FRB Ser. 06-PW11, Class C, 5.775%, 3/11/39 (In default) † W	364,908	18,245
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 4.85%, 5/10/47 W	315,000	322,490
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	725,000	476,144
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,056,000	949,567
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.002%, 5/15/38 W	178,633	4,456
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.534%, 9/10/47 W	1,168,000	981,902
FRB Ser. 06-GG8, Class X, IO, 0.957%, 11/10/39 W	7,977,271	91,683
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.812%, 2/15/47 W	2,751,000	2,591,354
FRB Ser. 13-C14, Class E, 4.702%, 8/15/46 W	1,491,000	1,334,075
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 07-LDPX, Class X, IO, 0.136%, 1/15/49 W	1,382,463	14
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class F, 5.158%, 5/15/45 W	766,000	728,797
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	370,000	320,575
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	1,166,000	1,003,516
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.163%, 2/15/40 W	95,570	10
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	390,094	10
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.561%, 12/12/49 W	720,647	2,853
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.354%, 8/15/46 W	1,350,000	607,500
FRB Ser. 13-C11, Class F, 4.354%, 8/15/46 W	1,720,000	602,000
FRB Ser. 13-C10, Class D, 4.082%, 7/15/46 W	2,538,000	2,523,387
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	608,519	152,130
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	2,089,440	1,903,201
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class G,
5.245%, 7/15/49 W	795,000	732,518
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
4.89%, 5/10/63 W	853,000	485,186
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.306%, 11/15/48 W	1,070,074	32

Multi-Asset Absolute Return Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.102%, 10/15/44 W	$609,665	$579,182
FRB Ser. 07-C31, IO, zero %, 4/15/47 W	1,846,703	2
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.285%, 7/15/46 W	1,041,000	973,776
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.23%, 6/15/44 W	87,000	87,185
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	1,355,000	1,108,425
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	367,000	241,713
FRB Ser. 13-C15, Class D, 4.494%, 8/15/46 W	673,004	545,923
FRB Ser. 12-C10, Class E, 4.435%, 12/15/45 W	697,000	452,452
		23,403,090
Residential mortgage-backed securities (non-agency) (1.2%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 2.013%, 5/25/47	430,327	271,553
Bellemeade Re, Ltd. 144A FRB Ser. 15-1A, Class B1, (1 Month
US LIBOR + 6.30%), 8.123%, 7/25/25 (Bermuda)	149,259	149,632
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 2.173%, 3/25/37	798,834	700,679
Countrywide Alternative Loan Trust FRB Ser. 06-OA10, Class 1A1,
(1 Month US LIBOR + 0.96%), 3.35%, 8/25/46	360,973	336,159
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 2.443%, 4/25/35	336,123	297,464
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR
+ 10.00%), 11.823%, 7/25/28	1,231,375	1,645,983
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(1 Month US LIBOR + 11.00%), 12.823%, 10/25/48	161,000	203,710
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(1 Month US LIBOR + 10.50%), 12.323%, 3/25/49	63,000	79,599
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 5.523%, 12/25/30	180,000	187,820
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.473%, 1/25/49	115,000	116,617
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 4.273%, 3/25/49	20,000	20,130
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 4.173%, 2/25/49	56,000	56,424
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 14.073%, 9/25/28	2,221,311	3,199,466
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.523%, 4/25/28	1,321,714	1,440,610
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.373%, 4/25/28	102,297	109,040
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 6.823%, 7/25/25	256,823	277,046
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.823%, 7/25/25	182,597	194,035

34 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 6.673%, 10/25/29	$290,000	$327,584
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 6.373%, 2/25/25	120,909	124,805
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 6.273%, 2/25/30	451,000	492,165
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.823%, 5/25/25	65,067	68,711
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 5.823%, 5/25/25	164,256	170,702
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1,
(1 Month US LIBOR + 3.75%), 5.573%, 3/25/31	179,000	188,302
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 5.473%, 9/25/29	90,000	94,320
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 5.423%, 1/25/30	310,000	325,489
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 4.623%, 2/25/30	130,000	132,523
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
1.943%, 5/25/47	215,644	165,363
MortgageIT Trust FRB Ser. 04-1, Class M2, (1 Month US LIBOR
+ 1.01%), 2.828%, 11/25/34	228,334	225,074
Residential Accredit Loans, Inc. Trust
FRB Ser. 06-QO5, Class 1A1, (1 Month US LIBOR + 0.22%),
2.038%, 5/25/46	211,160	194,267
FRB Ser. 06-QO10, Class A1, (1 Month US LIBOR + 0.16%),
1.983%, 1/25/37	251,146	240,515
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
2.673%, 5/25/47	170,292	143,663
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.003%, 1/25/37	1,056,107	966,329
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR14,
Class 1A2, 4.104%, 12/25/35 W	646,463	647,221
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 4.782%, 3/25/36 W	197,138	193,601
		13,986,601
Total mortgage-backed securities (cost $115,572,175)		$106,803,655

	Principal
COMMODITY LINKED NOTES (5.7%)*†††	amount	Value
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.17%, 2019 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	$10,100,000	$13,656,963
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.12%, 2020 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	8,530,000	7,898,676
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month USD
LIBOR less 0.15%, 2019 (Indexed to the Citi Commodities F3 vs F0 —
4x Leveraged Index multiplied by 3)	14,476,000	18,921,377

Multi-Asset Absolute Return Fund 35

		Principal
COMMODITY LINKED NOTES (5.7%)*††† cont.		amount	Value
Citigroup Global Markets Holdings, Inc. 144A sr. notes 1-month USD
LIBOR less 0.13%, 2020 (Indexed to the Citi Cross-Asset Trend Index
multiplied by 3)		$14,048,000	$12,922,708
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)		1,375,000	1,707,987
UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2020 (Indexed
to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)		8,774,000	9,054,696
Total commodity Linked Notes (cost $57,303,000)			$64,162,407

		Principal
CORPORATE BONDS AND NOTES (3.6%)*		amount	Value
Basic materials (0.5%)
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)		$1,045,000	$1,190,779
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)		2,585,000	2,659,319
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23		415,000	412,792
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21		440,000	440,000
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		1,468,000	1,491,855
			6,194,745
Capital goods (0.7%)
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		2,500,000	2,588,750
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		2,010,000	2,120,550
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		1,144,000	1,141,140
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/29/20		840,000	844,209
			6,694,649
Communication services (0.3%)
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R		840,000	860,894
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		1,500,000	1,545,000
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	425,000	579,604
			2,985,498
Consumer cyclicals (0.3%)
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		$1,343,000	1,361,466
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,300,000	1,356,875
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26		150,658	161,581
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27		273,068	292,865
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23		390,000	386,100
			3,558,887

36 Multi-Asset Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (3.6%)* cont.	amount	Value
Energy (0.4%)
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	$118,000	$36,580
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,023,000	897,683
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,008,000	1,220,688
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	496,000	554,280
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	471,000	505,736
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	127,000	143,129
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	655,000	711,003
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	228,000	241,623
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	1,809,000	111,977
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	165,000	174,799
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	242,000	262,967
		4,860,465
Financials (0.5%)
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	600,000	668,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	2,015,000	2,062,856
Stearns Holdings, Inc. 144A company guaranty sr. notes 9.375%,
8/15/20 (In default) †	963,000	471,870
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	1,800,000	1,938,863
		5,141,839
Health care (—%)
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	328,000	216,890
		216,890
Technology (0.3%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	1,000,000	—
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	3,315,000	3,360,581
		3,360,581
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	3,529,000	3,670,160
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	3,308,000	3,622,260
		7,292,420
Total corporate bonds and notes (cost $39,671,198)		$40,305,974

Multi-Asset Absolute Return Fund 37

	Principal
SENIOR LOANS (2.5%)*c	amount	Value
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.86%, 7/2/22	$1,647,965	$1,112,377
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.096%, 4/28/22	397,544	355,305
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 8.414%, 3/30/23	76,667	72,833
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 8.286%, 8/4/25	2,558,000	2,568,659
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 7.79%, 3/24/25	728,115	724,474
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	396,914	390,588
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 5.536%, 9/2/23	1,106,056	1,056,284
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.536%, 4/16/21	250,616	238,086
Golden Nugget, Inc./NV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.687%, 10/4/23	1,030,711	1,028,134
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.781%, 5/1/26	519,690	521,206
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 4.854%, 2/1/22	618,301	618,301
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 4.286%, 8/18/22	1,532,000	1,527,851
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.934%, 10/16/23	3,730,049	2,834,837
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 7.99%, 10/25/23	1,653,436	1,209,075
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.306%, 6/1/25	1,183,400	1,126,078
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	489,995	435,143
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.624%, 9/7/23	2,021,684	1,584,495
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.536%, 2/5/23	421,980	421,822
Sabre GLBL, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 3.786%, 2/22/24	973,313	974,182
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.536%, 8/14/24	2,639,772	2,606,775
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 8.786%, 11/28/22	1,987,340	1,962,498
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.50%), 4.286%, 5/30/25	253,002	250,999
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.50%), 4.286%, 6/9/23	926,028	920,964
Univision Communications, Inc. bank term loan FRN Ser. C5, (BBA
LIBOR USD 3 Month + 2.75%), 4.536%, 3/15/24	1,058,765	1,018,872
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 5.927%, 11/15/23	2,034,580	1,912,505
Welbilt, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.286%, 10/23/25	794,103	786,162
Total senior loans (cost $30,930,413)		$28,258,505

38 Multi-Asset Absolute Return Fund

	Expiration	Strike
WARRANTS (2.4%)* †	date	price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A Class A, (China)	9/7/20	$0.00	2,126,600	$2,136,063
Bank of Shanghai Co., Ltd. 144A (China)	12/12/19	0.00	3,510,754	4,655,786
China Resources Sanjiu Medical &
Pharmaceutical Co., Ltd. 144A (China)	2/25/20	0.00	396,300	1,660,591
Gree Electric Appliances, Inc. of Zhuhai
144A (China)	8/24/20	0.00	591,749	4,934,956
HLA Corp., Ltd. 144A (China)	10/8/20	0.00	847,800	925,043
Industrial Bank Co., Ltd. 144A Class A, (China)	9/7/20	0.00	1,200,400	3,192,560
Kweichow Moutai Co., Ltd 144A Class A, (China)	9/7/20	0.00	24,000	4,023,504
Seazen Holdings Co., Ltd. 144A (China)	4/17/20	0.00	184,500	834,073
Shanghai Pudong Development Bank Co., Ltd.
144A (China)	11/11/20	0.00	900,400	1,600,299
Shenzhen Mindray Bio-Medical Electronics Co.,
Ltd. 144A (China)	11/11/20	0.00	120,400	3,044,767
Total warrants (cost $25,640,893)				$27,007,642

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.8%)*		amount	Value
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		$535,000	$339,725
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)		470,000	496,438
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		275,000	93,706
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		255,000	87,604
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 61.097%, 5/31/22 (Argentina)	ARS	13,300,000	91,535
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		$735,000	257,392
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		1,005,000	1,133,155
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		300,000	331,495
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		555,000	543,900
Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)		1,700,000	1,668,800
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%,
3/22/30 (Ivory Coast)	EUR	190,000	209,998
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$1,495,000	1,821,205
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		410,000	418,713
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		495,000	502,080
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)		1,310,000	1,402,003
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †		815,000	85,575
Total foreign government and agency bonds and notes (cost $10,343,614)			$9,483,324

Multi-Asset Absolute Return Fund 39

	Principal
ASSET-BACKED SECURITIES (0.5%)*	amount	Value
Mello Warehouse Securitization Trust 144A FRB Ser. 19-1, Class A,
(1 Month US LIBOR + 0.80%), 2.623%, 6/25/52	$1,450,000	$1,450,000
Station Place Securitization Trust 144A
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 9/24/20	1,353,000	1,353,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 6/24/20	1,194,000	1,194,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.572%, 10/24/20	1,302,000	1,302,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.473%, 8/25/52	758,000	758,000
Total asset-backed securities (cost $6,057,000)		$6,057,000

PREFERRED STOCKS (0.2%)*	Shares	Value
Telefonica Brasil S.A. $0.00 (Preference shares) (Brazil)	160,100	$2,118,965
Total preferred stocks (cost $2,149,612)		$2,118,965

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785	$833,400	$150,220
2.3075/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075	359,700	56,937
(2.785)/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785	833,400	36,428
(2.3075)/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075	359,700	15,780
Total purchased swap options outstanding (cost $239,266)			$259,365

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Jan-20/$1.08	$39,181,047	EUR	35,130,500	$18,650
GBP/USD (Call)	Jan-20/1.33	37,583,544	GBP	29,014,200	329,269
SPDR S&P 500 ETF Trust (Put)	Oct-20/255.00	24,791,464		$81,731	570,413
SPDR S&P 500 ETF Trust (Put)	May-20/250.00	29,762,740		98,120	267,060
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	26,038,645	AUD	37,772,750	130,896
EUR/SEK (Put)	Nov-19/SEK 10.50	25,077,744	EUR	22,485,200	2,433
SPDR S&P 500 ETF Trust (Put)	Jul-20/$255.00	30,414,899		$100,270	481,398
SPDR S&P 500 ETF Trust (Put)	Aug-20/245.00	31,130,455		102,629	419,011
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	26,038,645	AUD	37,772,750	130,896
EUR/NOK (Put)	Jan-20/NOK 9.85	18,808,308	EUR	16,863,900	14,783
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Sep-20/$255.00	30,757,965		$101,401	594,446
SPDR S&P 500 ETF Trust (Put)	Jun-20/255.00	29,551,319		97,423	416,983
UBS AG
AUD/USD (Put)	Jan-20/0.66	6,508,567	AUD	9,441,600	6,326
Total purchased options outstanding (cost $6,178,266)					$3,382,564

40 Multi-Asset Absolute Return Fund

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %,
10/1/20, (acquired 2/2/17, cost $88,142) ∆∆	$96,895	$24,224
Total convertible bonds and notes (cost $88,142)		$24,224

	Principal amount/
SHORT-TERM INVESTMENTS (46.7%)*		shares	Value
Alpine Securitization, LLC asset backed commercial paper
2.162%, 11/21/19		$6,250,000	$6,243,649
Atlantic Asset Securitization, LLC asset backed commercial paper
1.863%, 11/25/19		5,000,000	4,993,934
Atlantic Asset Securitization, LLC asset backed commercial paper
2.107%, 11/6/19		5,000,000	4,998,568
Barclays Bank PLC CCP asset backed commercial paper
2.051%, 1/23/20		5,000,000	4,977,296
Barclays Bank PLC CCP asset backed commercial paper
2.182%, 11/21/19		5,000,000	4,995,239
BPCE SA commercial paper 2.161%, 11/1/19		4,750,000	4,749,790
Chariot Funding, LLC asset backed commercial paper
1.953%, 11/12/19		11,750,000	11,743,322
DNB Bank ASA commercial paper 1.833%, 12/5/19		2,250,000	2,246,369
Federal Home Loan Banks unsec. discount notes commercial
paper 1.652%, 1/22/20		11,250,000	11,208,487
Federal Home Loan Banks unsec. discount notes commercial
paper 1.737%, 11/15/19		12,000,000	11,992,160
Gotham Funding Corp. asset backed commercial paper
2.107%, 11/1/19		4,750,000	4,749,774
ING (U.S.) Funding, LLC commercial paper 1.900%, 2/3/20		5,750,000	5,722,915
Manhattan Asset Funding Co., LLC asset backed commercial
paper 1.873%, 11/18/19		7,000,000	6,993,889
Manhattan Asset Funding Co., LLC asset backed commercial
paper 1.933%, 11/12/19		3,000,000	2,998,227
Matchpoint Finance PLC asset backed commercial paper
1.902%, 11/6/19		5,550,000	5,548,451
National Bank of Canada commercial paper 1.909%, 1/21/20		5,750,000	5,726,792
Old Line Funding, LLC asset backed commercial paper
2.110%, 11/13/19		4,000,000	3,997,562
Putnam Cash Collateral Pool, LLC 2.07% [d]	Shares	78,173,680	78,173,680
Putnam Short Term Investment Fund 1.98% L	Shares	261,465,475	261,465,475
Regency Markets No. 1, LLC asset backed commercial paper
2.043%, 11/6/19		$6,400,000	6,398,112
Simon Property Group LP commercial paper 2.090%, 11/12/19		5,750,000	5,746,910
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.75% P	Shares	885,000	885,000
Svenska Handelsbanken AB commercial paper 2.019%, 12/27/19		$8,560,000	8,535,740
Thunder Bay Funding, LLC asset backed commercial paper
1.904%, 11/25/19		7,000,000	6,991,493
U.S. Treasury Bills 1.958%, 11/14/19 # ∆ §		13,124,000	13,116,943
U.S. Treasury Bills 1.918%, 11/7/19 ∆ Φ§		8,763,000	8,760,674
U.S. Treasury Bills 1.634%, 4/16/20 # ∆ §		7,501,000	7,447,935
U.S. Treasury Bills 2.030%, 12/5/19 # ∆ Φ §		6,630,000	6,620,653
U.S. Treasury Bills 1.907%, 3/12/20 # ∆ §		4,730,000	4,703,421
U.S. Treasury Bills 1.913%, 12/12/19 # ∆		4,117,000	4,110,094

Multi-Asset Absolute Return Fund 41

	Principal amount/
SHORT-TERM INVESTMENTS (46.7%)* cont.	shares	Value
U.S. Treasury Bills 1.649%, 4/2/20 # ∆ §	$3,535,000	$3,512,201
U.S. Treasury Bills 1.908%, 1/2/20 # ∆ §	1,734,000	1,729,379
U.S. Treasury Bills 1.994%, 11/21/19 # ∆ §	886,000	885,251
Victory Receivables Corp. asset backed commercial paper
2.119%, 11/8/19	6,000,000	5,997,785
Total short-term investments (cost $528,938,164)		$528,967,170

TOTAL INVESTMENTS
Total investments (cost $1,445,160,664)		$1,470,894,614

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

42 Multi-Asset Absolute Return Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,133,258,479.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $24,695, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $14,051,985 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $22,434,613 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $293,732 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $8,255,065 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $506,543,114 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Multi-Asset Absolute Return Fund 43

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	70.1%	Thailand	1.1%
China	7.7	Mexico	1.1
South Korea	3.2	Canada	0.9
Brazil	2.6	South Africa	0.7
Taiwan	2.4	Sweden	0.6
India	2.1	Malaysia	0.5
Japan	1.5	Other	2.7
United Kingdom	1.4	Total	100.0%
Russia	1.4

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $276,550,777)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Brazilian Real	Sell	2/4/20	$342,595	$247,635	$(94,960)
	Japanese Yen	Sell	11/20/19	4,443,276	4,473,590	30,314
	Mexican Peso	Buy	1/15/20	3,258,113	3,154,972	103,141
	Mexican Peso	Sell	1/15/20	3,199,984	3,176,010	(23,974)
	Russian Ruble	Sell	12/18/19	15,504	132,760	117,256
	Swedish Krona	Sell	12/18/19	3,154,023	3,129,428	(24,595)
Barclays Bank PLC
	Canadian Dollar	Buy	1/15/20	3,045,560	3,038,715	6,845
	Euro	Buy	12/18/19	3,242,679	3,215,924	26,755
	Japanese Yen	Buy	11/20/19	3,118,245	3,190,186	(71,941)
	Japanese Yen	Sell	11/20/19	3,118,245	3,095,023	(23,222)
	New Zealand Dollar	Sell	1/15/20	3,115,013	3,031,218	(83,795)
Citibank, N.A.
	Brazilian Real	Sell	2/4/20	100,595	97,266	(3,329)
	British Pound	Sell	12/18/19	120,776	113,910	(6,866)
	Canadian Dollar	Buy	1/15/20	2,350,101	2,361,620	(11,519)
	Euro	Sell	12/18/19	3,274,226	3,256,604	(17,622)
	Japanese Yen	Buy	11/20/19	9,438,352	9,622,478	(184,126)
	Japanese Yen	Sell	11/20/19	9,438,355	9,378,345	(60,010)
Credit Suisse International
	Euro	Buy	12/18/19	3,230,373	3,207,254	23,119
Goldman Sachs International
	Australian Dollar	Sell	1/15/20	1,492,437	1,447,712	(44,725)
	Brazilian Real	Buy	2/4/20	3,248,251	3,124,690	123,561
	Brazilian Real	Sell	2/4/20	3,230,117	3,149,256	(80,861)

44 Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $276,550,777) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	British Pound	Sell	12/18/19	$1,907,126	$1,798,697	$(108,429)
	Canadian Dollar	Sell	1/15/20	250,049	248,378	(1,671)
	Chilean Peso	Buy	1/15/20	28,758	37,618	(8,860)
	Indian Rupee	Buy	11/20/19	6,379,635	6,353,587	26,048
	Indian Rupee	Sell	11/20/19	6,379,635	6,317,383	(62,252)
	Indonesian Rupiah	Buy	11/20/19	3,231,995	3,096,444	135,551
	Indonesian Rupiah	Sell	11/20/19	3,231,995	3,197,026	(34,969)
	Japanese Yen	Buy	11/20/19	6,949,291	6,923,746	25,545
	Japanese Yen	Sell	11/20/19	6,949,291	6,988,877	39,586
	New Taiwan Dollar	Buy	11/20/19	6,676,156	6,635,568	40,588
	New Taiwan Dollar	Sell	11/20/19	6,676,156	6,482,257	(193,899)
	New Zealand Dollar	Sell	1/15/20	5,169,860	5,029,356	(140,504)
	Norwegian Krone	Buy	12/18/19	5,786,663	5,878,105	(91,442)
	Russian Ruble	Sell	12/18/19	15,506	131,663	116,157
	South Korean Won	Buy	11/20/19	6,610,397	6,500,546	109,851
	South Korean Won	Sell	11/20/19	6,610,397	6,664,355	53,958
	Swedish Krona	Sell	12/18/19	42,156	7,704	(34,452)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/15/20	3,264,438	3,222,827	41,611
	Indonesian Rupiah	Buy	11/20/19	3,284,263	3,205,274	78,989
	Indonesian Rupiah	Sell	11/20/19	3,284,263	3,180,572	(103,691)
	Japanese Yen	Buy	11/20/19	3,139,081	3,115,957	23,124
	Japanese Yen	Sell	11/20/19	3,139,081	3,158,393	19,312
	New Zealand Dollar	Sell	1/15/20	49,689	48,357	(1,332)
	South Korean Won	Buy	11/20/19	3,271,650	3,218,177	53,473
	South Korean Won	Sell	11/20/19	3,271,650	3,310,159	38,509
	Swedish Krona	Sell	12/18/19	3,136,507	3,111,979	(24,528)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/15/20	7,737,558	7,684,573	(52,985)
	Euro	Sell	12/18/19	4,463,521	4,376,097	(87,424)
	Japanese Yen	Buy	11/20/19	3,153,720	3,130,366	23,354
	Japanese Yen	Sell	11/20/19	3,153,720	3,215,442	61,722
	New Zealand Dollar	Sell	1/15/20	4,949,019	4,786,045	(162,974)
	Swedish Krona	Sell	12/18/19	42,187	41,847	(340)
	Swiss Franc	Sell	12/18/19	1,245,283	1,251,142	5,859
NatWest Markets PLC
	Australian Dollar	Buy	1/15/20	9,422,865	9,143,322	279,543
	Indian Rupee	Buy	11/20/19	3,268,977	3,288,707	(19,730)
	Indian Rupee	Sell	11/20/19	3,268,977	3,201,442	(67,535)
	Japanese Yen	Buy	11/20/19	6,264,189	6,448,433	(184,244)
	Japanese Yen	Sell	11/20/19	6,264,189	6,217,314	(46,875)
	New Taiwan Dollar	Buy	11/20/19	6,643,842	6,567,008	76,834
	New Taiwan Dollar	Sell	11/20/19	6,643,842	6,413,931	(229,911)
	Norwegian Krone	Buy	12/18/19	3,114,454	3,118,990	(4,536)
	Swedish Krona	Sell	12/18/19	3,176,866	3,151,064	(25,802)

Multi-Asset Absolute Return Fund 45

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $276,550,777) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	British Pound	Buy	12/18/19	$3,104,383	$2,963,024	$141,359
	Canadian Dollar	Buy	1/15/20	6,217,892	6,246,828	(28,936)
	Euro	Sell	12/18/19	3,401,311	3,365,899	(35,412)
	Japanese Yen	Sell	11/20/19	3,264,867	3,167,159	(97,708)
	Norwegian Krone	Buy	12/18/19	3,206,716	3,280,811	(74,095)
	Swedish Krona	Sell	12/18/19	2,478,482	2,430,943	(47,539)
UBS AG
	Australian Dollar	Buy	1/15/20	3,398,557	3,256,057	142,500
	British Pound	Buy	12/18/19	120,258	114,848	5,410
	Euro	Sell	12/18/19	116,345	115,880	(465)
	Japanese Yen	Buy	11/20/19	4,924,177	4,890,152	34,025
	Japanese Yen	Sell	11/20/19	4,924,177	4,887,574	(36,603)
	New Zealand Dollar	Buy	1/15/20	3,243,216	3,210,028	33,188
	Swedish Krona	Buy	12/18/19	3,079,098	3,078,250	848
Unrealized appreciation						2,037,935
Unrealized (depreciation)						(2,740,688)
Total						$(702,753)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Short)	517	$78,520,926	$78,475,430	Dec-19	$(486,644)
S&P Mid Cap 400 Index E-Mini (Long)	1,008	197,101,296	197,064,000	Dec-19	(686,729)
U.S. Treasury Note 10 yr (Long)	4,124	537,344,313	537,344,313	Dec-19	(5,221,293)
U.S. Treasury Note Ultra 10 yr (Long)	701	99,618,672	99,618,672	Dec-19	(1,940,280)
Unrealized appreciation					—
Unrealized (depreciation)					(8,334,946)
Total					$(8,334,946)

WRITTEN OPTIONS OUTSTANDING at 10/31/19 (premiums $793,502)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Jan-20/$1.13	$39,181,047	EUR	35,130,500	$199,627
GBP/USD (Call)	Jan-20/1.36	56,375,316	GBP	43,521,300	216,764
SPDR S&P 500 ETF Trust (Call)	Nov-19/309.00	35,416,507		$116,759	55,458
Citibank, N.A.
SPDR S&P 500 ETF Trust (Call)	Nov-19/313.00	35,202,356		116,053	49,288
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	39,057,951	AUD	56,659,100	58,353
UBS AG
AUD/USD (Call)	Jan-20/$0.69	6,508,567	AUD	9,441,600	78,689
Total					$658,179

46 Multi-Asset Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/19
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	$166,600	$(21,033)	$11,522
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	(11,959)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	98,033
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	(100,533)
Unrealized appreciation				109,555
Unrealized (depreciation)				(112,492)
Total				$(2,937)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/19 (proceeds receivable $45,894,297)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 4.50%, 11/1/49	$10,000,000	11/13/19	$10,517,969
Uniform Mortgage-Backed Securities, 3.00%, 11/1/49	35,000,000	11/13/19	35,568,750
Total			$46,086,719

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$276,000	$99,022	$(9)	11/8/48	3 month USD-	3.312% —	$101,981
				LIBOR-BBA —	Semiannually
				Quarterly
159,900	31,899 E	(5)	3/28/52	2.67% —	3 month USD-	(31,904)
				Semiannually	LIBOR-BBA —
					Quarterly
391,400	20,112 E	(6)	12/7/30	2.184% —	3 month USD-	(20,118)
				Semiannually	LIBOR-BBA —
					Quarterly
470,500	11,434 E	(5)	6/5/29	3 month USD-	2.2225% —	11,429
				LIBOR-BBA —	Semiannually
				Quarterly
39,300	4,483 E	(1)	6/22/52	2.3075% —	3 month USD-	(4,484)
				Semiannually	LIBOR-BBA —
					Quarterly
30,000	179 E	49	12/18/24	1.60% —	3 month USD-	(130)
				Semiannually	LIBOR-BBA —
					Quarterly
90,306,000	838,311 E	193,174	12/18/29	1.70% —	3 month USD-	(645,136)
				Semiannually	LIBOR-BBA —
					Quarterly

Multi-Asset Absolute Return Fund 47

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$231,477,200	$270,828 E	$140,917	12/18/21	1.58% —	3 month USD-	$(129,912)
					Semiannually	LIBOR-BBA —
						Quarterly
	109,740,600	140,358 E	(134,060)	12/18/24	1.45% —	3 month USD-	6,299
					Semiannually	LIBOR-BBA —
						Quarterly
	9,492,700	307,611 E	135,084	12/18/49	3 month USD-	1.65% —	(172,527)
					LIBOR-BBA —	Semiannually
					Quarterly
	58,591,700	413,071 E	172,755	12/18/29	3 month USD-	1.525% —	(240,317)
					LIBOR-BBA —	Semiannually
					Quarterly
	3,065,000	8,046	(105)	10/3/49	3 month USD-	1.7975% —	7,069
					LIBOR-BBA —	Semiannually
					Quarterly
	115,951,000	141,460	(7,409)	10/4/21	1.512% —	3 month USD-	188,016
					Semiannually	LIBOR-BBA —
						Quarterly
	53,531,000	245,493	(3,487)	10/4/24	3 month USD-	1.396% —	(278,551)
					LIBOR-BBA —	Semiannually
					Quarterly
	15,691,000	158,730	(1,945)	10/4/29	3 month USD-	1.4925% —	(168,207)
					LIBOR-BBA —	Semiannually
					Quarterly
	8,893,000	238,332	(7,204)	10/4/49	1.675% —	3 month USD-	234,180
					Semiannually	LIBOR-BBA —
						Quarterly
	6,462,000	9,157	(52)	10/17/24	1.521% —	3 month USD-	(7,639)
					Semiannually	LIBOR-BBA —
						Quarterly
	4,404,000	31,810	(58)	10/22/29	1.6785% —	3 month USD-	(31,327)
					Semiannually	LIBOR-BBA —
						Quarterly
	5,223,000	49,968	(69)	10/24/29	1.70334% —	3 month USD-	(49,521)
					Semiannually	LIBOR-BBA —
						Quarterly
	5,708,000	78,633	(76)	11/1/29	3 month USD-	1.7485% —	78,558
					LIBOR-BBA —	Semiannually
					Quarterly
	4,378,000	18,256 E	(58)	11/4/29	3 month USD-	1.6428% —	18,198
					LIBOR-BBA —	Semiannually
					Quarterly
AUD	17,035,000	15,325 E	(63,352)	12/18/24	6 month AUD-	1.00% —	(78,676)
					BBR-BBSW —	Semiannually
					Semiannually
AUD	15,749,000	7,046 E	79	12/18/29	6 month AUD-	1.30% —	(6,967)
					BBR-BBSW —	Semiannually
					Semiannually

48 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CAD	70,116,000	$107,216 E	$124,444	12/18/24	3 month CAD-	1.80% —	$231,659
					BA-CDOR —	Semiannually
					Semiannually
CAD	29,031,000	9,213 E	161,801	12/18/29	1.85% —	3 month CAD-	152,586
					Semiannually	BA-CDOR —
						Semiannually
CHF	18,562,000	259,699 E	15,791	12/18/29	0.35% plus 6	—	(243,908)
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	26,552,000	155,840 E	26,883	12/18/24	0.65% plus 6	—	(128,957)
					month CHF-
					LIBOR-BBA —
					Semiannually
EUR	17,146,000	95,653 E	(72,892)	12/18/24	0.35% plus 6	—	(168,545)
					month EUR-
					EURIBOR-
					REUTERS —
					Annually
EUR	25,181,000	30,415 E	(258,214)	12/18/29	6 month	0.05% —	(227,793)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
GBP	46,292,000	6,476 E	(9,811)	12/18/24	6 month GBP-	0.75% —	(3,336)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	8,362,000	23,732 E	51,218	12/18/29	6 month GBP-	0.80% —	27,485
					LIBOR-BBA —	Semiannually
					Semiannually
NOK	103,637,000	44,132 E	65,863	12/18/24	1.75% —	6 month NOK-	109,994
					Annually	NIBOR-NIBR —
						Semiannually
NOK	33,950,000	15,420 E	(23,761)	12/18/29	1.80% —	6 month NOK-	(8,341)
					Annually	NIBOR-NIBR —
						Semiannually
NZD	41,657,000	148,953 E	(87,980)	12/18/24	1.00% —	3 month NZD-	60,973
					Semiannually	BBR-FRA —
						Quarterly
NZD	9,634,000	75,376 E	(94,394)	12/18/29	1.30% —	3 month NZD-	(19,018)
					Semiannually	BBR-FRA —
						Quarterly
SEK	77,156,000	60,985 E	1,314	12/18/24	0.05% —	3 month SEK-	62,299
					Annually	STIBOR-SIDE —
						Quarterly
SEK	67,815,000	31,689 E	(7,917)	12/18/29	3 month SEK-	0.40% —	(39,606)
					STIBOR-SIDE —	Annually
					Quarterly
Total			$316,502				$(1,414,194)

E Extended effective date.

Multi-Asset Absolute Return Fund 49

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$466,727,054	$483,745,170	$—	6/20/23	(3 month USD-	A basket (MLFCF15)	$16,796,905
				LIBOR-BBA plus	of common
				0.10%) — Quarterly stocks	— Quarterly*
466,718,829	484,313,789	—	6/20/23	3 month USD-	Russell 1000 Total	(17,104,332)
				LIBOR-BBA minus	Return Index —
				0.07% — Quarterly	Quarterly
Barclays Bank PLC
2,633,762	2,635,323	—	1/12/40	4.00% (1 month	Synthetic MBX	4,021
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
423,005	423,256	—	1/12/40	4.00% (1 month	Synthetic MBX	646
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
159,743	159,838	—	1/12/40	4.00% (1 month	Synthetic MBX	244
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,581,616	2,580,486	—	1/12/40	4.50% (1 month	Synthetic MBX	1,841
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
809,277	808,922	—	1/12/40	4.50% (1 month	Synthetic MBX	577
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
239,456	239,351	—	1/12/40	4.50% (1 month	Synthetic MBX	171
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,580,370	13,560,978	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,136)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,903,288	1,900,309	—	1/12/40	5.00% (1 month	Synthetic MBX	(437)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
891,555	889,841	—	1/12/39	(6.00%) 1 month	Synthetic MBX	184
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,012,675	14,992,796	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,743)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

50 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$170,303	$168,163	$—	1/12/43	(3.50%) 1 month	Synthetic TRS	$515
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
45,614	44,836	—	1/12/39	6.00% (1 month	Synthetic TRS	(263)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
128,712	127,438	—	1/12/38	6.50% (1 month	Synthetic TRS	234
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
6,449	6,385	—	1/12/38	6.50% (1 month	Synthetic TRS	12
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Citibank, N.A.
424,476,951	430,389,977	—	11/26/19	(3 month USD-	A basket	5,725,791
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
1,362,171	1,402,380	—	7/5/22	1 month USD-	ACI Worldwide,	(38,824)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
6,650,313	7,799,693	—	7/5/22	1 month USD-	Advanced Micro	(1,142,623)
				LIBOR-BBA minus	Devices — Monthly
				0.35% — Monthly
1,509,005	1,561,827	—	7/5/22	1 month USD-	Allscripts	(51,289)
				LIBOR-BBA minus	Healthcare
				0.35% — Monthly	Solutions, Inc. —
					Monthly
972,544	899,407	—	7/5/22	1 month USD-	Appian Corp. —	73,597
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
2,828,114	2,647,409	—	7/5/22	1 month USD-	Axon Enterprise,	183,579
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,005,133	908,182	—	7/5/22	1 month USD-	B&G Foods, Inc. —	95,146
				LIBOR-BBA minus	Monthly
				1.85% — Monthly
1,054,527	1,087,610	—	7/5/22	1 month USD-	Blackberry, Ltd. —	(32,012)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,413,239	1,437,795	—	7/5/22	1 month USD-	Bruker Corp —	(23,120)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,799,850	1,888,250	—	7/5/22	1 month USD-	BWX Technologies,	(86,571)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly

Multi-Asset Absolute Return Fund 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$920,318	$943,488	$—	7/5/22	1 month USD-	Cantel Medical	$(22,235)
				LIBOR-BBA minus	Corp. — Monthly
				0.35% — Monthly
1,812,570	1,812,942	—	7/5/22	1 month USD-	Catalent, Inc. —	1,469
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
5,858,356	5,929,918	—	7/5/22	1 month USD-	Cerner Corp. —	(65,610)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
10,807,817	12,154,328	—	7/5/22	1 month USD-	Citrix Systems,	(1,335,530)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
8,131,700	8,629,738	—	7/5/22	1 month USD-	Corning, Inc. —	(489,776)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
900,328	643,748	—	7/5/22	1 month USD-	Diebold Nixdorf,	257,494
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
5,684,184	6,374,378	—	7/5/22	1 month USD-	Domino’s Pizza,	(684,419)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
912,559	840,592	—	7/5/22	1 month USD-	Dorman Products	72,894
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,197,866	1,181,282	—	7/5/22	1 month USD-	Dycom Industries,	17,800
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
706,051	741,719	—	7/5/22	1 month USD-	Ebix, Inc. — Monthly	(35,063)
				LIBOR-BBA minus
				1.25% — Monthly
1,434,852	1,588,230	—	7/5/22	1 month USD-	Edgewell Personal	(151,920)
				LIBOR-BBA minus	Care — Monthly
				0.35% — Monthly
2,351,484	2,483,583	—	7/5/22	1 month USD-	Energizer Holdings,	(129,710)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
4,419,748	4,513,910	—	7/5/22	1 month USD-	Everbridge, Inc. —	(89,671)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
5,263,955	5,941,919	—	7/5/22	1 month USD-	FMC Corp — Monthly	(672,615)
				LIBOR-BBA minus
				0.35% — Monthly
4,777,254	5,038,238	—	7/5/22	1 month USD-	Guidewire Software,	(256,130)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
3,251,592	3,332,663	—	7/5/22	1 month USD-	Hanesbrands, Inc. —	(77,767)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly

52 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$738,223	$745,077	$—	7/5/22	1 month USD-	Home	$(6,104)
				LIBOR-BBA minus	BancShares —
				0.35% — Monthly	Monthly
3,713,756	3,683,664	—	7/5/22	1 month USD-	ICON PLC — Monthly	33,864
				LIBOR-BBA minus
				0.35% — Monthly
9,761,048	9,563,323	—	7/5/22	1 month USD-	Illumina, Inc. —	207,643
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
447,769	508,858	—	7/5/22	1 month USD-	Inogen, Inc. —	(60,634)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,726,128	1,971,212	—	7/5/22	1 month USD-	Instructure Inc —	(243,330)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
2,829,499	2,925,644	—	7/5/22	1 month USD-	Jabil, Inc. — Monthly	(93,269)
				LIBOR-BBA minus
				0.35% — Monthly
12,444,111	12,612,865	—	7/5/22	1 month USD-	Kellogg Co. —	(156,111)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
718,042	726,146	—	7/5/22	1 month USD-	Kulicke & Soffa	(7,374)
				LIBOR-BBA minus	Industries —
				0.35% — Monthly	Monthly
1,802,982	1,800,710	—	7/5/22	1 month USD-	LHC Group, Inc. —	4,104
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
32,290,390	32,889,563	—	9/18/20	3 month USD-	MSCI Daily TR NET	(527,383)
				LIBOR-BBA —	Emerging Markets
				Quarterly	USD — Quarterly
72,122,191	73,800,062	—	3/19/20	3 month USD-	MSCI Emerging	(1,481,964)
				LIBOR-BBA plus	Markets TR Net
				0.11% — Quarterly	USD — Quarterly
842,425	872,865	—	7/5/22	1 month USD-	National Vision	(29,584)
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
982,575	948,224	—	7/5/22	1 month USD-	Omnicell, Inc. —	35,350
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,181,455	3,812,388	—	7/5/22	1 month USD-	Oshkosh Corp. —	(627,700)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
2,824,797	2,878,714	—	7/5/22	1 month USD-	PerkinElmer, Inc. —	(53,392)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,595,862	1,583,360	—	7/5/22	1 month USD-	Prestige Brands	14,124
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly

Multi-Asset Absolute Return Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$1,264,440	$1,376,032	$ —	7/5/22	1 month USD-	Qualys, Inc. —	$(110,307)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
8,857,910	8,602,955	—	7/5/22	1 month USD-	Quintiles IMS	263,955
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
6,826,805	7,162,330	—	7/5/22	1 month USD-	Ralph Lauren	(328,589)
				LIBOR-BBA minus	Corp. — Monthly
				0.35% — Monthly
214,926,511	216,839,546	—	11/26/19	3 month USD-	Russell 1000 Total	(1,725,579)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
2,009,465	2,041,674	—	7/5/22	1 month USD-	Sterling BANCORP/	(30,168)
				LIBOR-BBA minus	DE — Monthly
				0.35% — Monthly
854,166	852,946	—	1/12/41	5.00% (1 month	Synthetic MBX	(71)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
410,313	409,727	—	1/12/41	5.00% (1 month	Synthetic MBX	(35)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
11,602,723	15,238,034	—	7/5/22	1 month USD-	Tesla, Inc. —	(3,628,308)
				LIBOR-BBA minus	Monthly
				1.30% — Monthly
5,891,452	5,705,758	—	7/5/22	1 month USD-	Textron Inc —	191,680
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,325,996	3,356,702	—	7/5/22	1 month USD-	Triumph Group,	(27,328)
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
359,882	381,100	—	7/5/22	1 month USD-	Under Armour, Inc.	(20,853)
				LIBOR-BBA minus	Class C — Monthly
				0.35% — Monthly
5,090,222	5,475,955	—	7/5/22	1 month USD-	Varian Medical	(380,562)
				LIBOR-BBA minus	Systems, Inc. —
				0.35% — Monthly	Monthly
776,037	999,039	—	7/5/22	1 month USD-	Winnebago	(222,213)
				LIBOR-BBA minus	Industries —
				0.35% — Monthly	Monthly
1,790,464	1,922,611	—	7/5/22	1 month USD-	Wolverine World	(130,245)
				LIBOR-BBA minus	Wide Inc. — Monthly
				0.35% — Monthly

54 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International
$591,016	$590,172	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(50)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
476,748	470,885	—	1/12/45	3.50% (1 month	Synthetic TRS	(1,041)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
271,153	267,745	—	1/12/43	3.50% (1 month	Synthetic TRS	(820)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
172,610	170,441	—	1/12/43	3.50% (1 month	Synthetic TRS	(522)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
67,980	67,126	—	1/12/43	3.50% (1 month	Synthetic TRS	(205)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,943	12,780	—	1/12/43	3.50% (1 month	Synthetic TRS	(39)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
737,153	708,358	—	1/12/45	4.00% (1 month	Synthetic TRS	(20,937)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
183,970	176,783	—	1/12/45	4.00% (1 month	Synthetic TRS	(5,225)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
99,592	98,619	—	1/12/41	4.00% (1 month	Synthetic TRS	116
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,233	10,133	—	1/12/41	4.00% (1 month	Synthetic TRS	12
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
400,202	396,296	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(464)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Multi-Asset Absolute Return Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$397,732,422	$408,033,512	$—	12/15/20	(1 month USD-	A basket	$10,040,505
				LIBOR-BBA plus	(GSGLPW2L) of
				0.45%) — Monthly	common stocks —
					Monthly *
396,466,361	408,208,015	—	12/15/20	1 month USD-	A basket	(11,503,607)
				LIBOR-BBA minus	(GSGLPW2S) of
				0.15% — Monthly	common stocks —
					Monthly *
471,701,468	480,354,679	—	12/15/20	(1 month USD-	A basket	8,529,710
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
					Monthly *
440,478,710	448,827,535	—	12/15/20	1 month USD-	A basket	(8,304,913)
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
					Monthly *
38,793,151	38,336,970	—	12/15/20	(0.20%) — Monthly	Goldman Sachs	(459,845)
					Cross Asset Trend
					Series 27 Excess
					Return Strategy —
					Monthly †††
17,189,291	17,377,673	—	12/15/20	(0.45%) — Monthly	Goldman Sachs	184,729
					Volatility Carry US
					Enhanced 3x Excess
					Return Strategy —
					Monthly ††
50,875,243	51,417,526	—	12/15/20	(0.45%) — Monthly	Goldman Sachs	531,473
					Volatility Carry US
					Series 85 Excess
					Return Strategy —
					Monthly ††
8,169,898	8,205,927	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	34,872
					Volatility of Volatility
					Carry Excess Return
					Strategy — Monthly †
25,197,001	25,500,539	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	299,968
					Volatility of Volatility
					Carry Series 69
					Excess Return
					Strategy — Monthly †
13,707,474	13,996,226	—	12/12/19	1 month USD-	MSCI Emerging	(274,956)
				LIBOR-BBA plus	Markets TR Net
				0.21% — Monthly	USD — Monthly
390,366	389,809	—	1/12/41	5.00% (1 month	Synthetic MBX	(33)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly

56 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$52,385	$52,316	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(27)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
139,665	139,480	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(72)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
292,185	291,798	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(151)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
777,770	776,740	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(401)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,065,435	1,064,024	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(550)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
421,528	408,963	—	1/12/44	(3.00%) 1 month	Synthetic TRS	8,908
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
354,382	349,929	—	1/12/43	(3.50%) 1 month	Synthetic TRS	1,071
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
481,306	462,505	—	1/12/45	4.00% (1 month	Synthetic TRS	(13,670)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,998	17,822	—	1/12/41	4.00% (1 month	Synthetic TRS	21
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
380,088	373,606	—	1/12/39	6.00% (1 month	Synthetic TRS	(2,196)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
275,766	271,064	—	1/12/39	6.00% (1 month	Synthetic TRS	(1,593)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
147,304	144,792	—	1/12/39	6.00% (1 month	Synthetic TRS	(851)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Multi-Asset Absolute Return Fund 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$801	$787	$—	1/12/39	6.00% (1 month	Synthetic TRS	$(5)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
225,231	223,002	—	1/12/38	6.50% (1 month	Synthetic TRS	410
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
179,618	177,841	—	1/12/38	6.50% (1 month	Synthetic TRS	327
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
163,896	162,274	—	1/12/38	6.50% (1 month	Synthetic TRS	298
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
126,442	125,191	—	1/12/38	6.50% (1 month	Synthetic TRS	230
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,475	5,420	—	1/12/38	6.50% (1 month	Synthetic TRS	10
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
129,057	127,797	—	1/12/41	4.00% (1 month	Synthetic TRS	150
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
115,122	113,998	—	1/12/41	4.00% (1 month	Synthetic TRS	134
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
28,201	27,926	—	1/12/41	4.00% (1 month	Synthetic TRS	33
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
104,991	103,700	—	1/12/45	(3.50%) 1 month	Synthetic TRS	229
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
196,015	186,925	—	1/12/44	4.00% (1 month	Synthetic TRS	(7,066)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

58 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$196,015	$186,925	$—	1/12/44	(4.00%) 1 month	Synthetic TRS	$7,066
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
375,574	360,903	—	1/12/45	(4.00%) 1 month	Synthetic TRS	10,667
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,026,854	986,743	—	1/12/45	(4.00%) 1 month	Synthetic TRS	29,164
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
UBS AG
201,664,240	203,618,337	—	8/20/20	1 month USD-	MSCI Daily TR Net	(1,847,718)
				LIBOR-BBA minus	Emerging Markets
				0.12% — Monthly	USD — Monthly
Upfront premium received		—		Unrealized appreciation		43,663,943
Upfront premium (paid)		—		Unrealized (depreciation)		(54,836,856)
Total		$—		Total		$(11,172,913)

† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.

†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.

††† Provides synthetic exposure to assets in several asset classes (equity, credit, foreign exchange and interest rates). The Strategy is calculated on an “excess return” basis and does not include any synthetic interest rate return on a notional cash amount.

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer cyclicals	9,702	$17,236,528	3.56%
Alphabet, Inc. Class A	Technology	12,888	16,223,286	3.35%
JPMorgan Chase & Co.	Financials	117,014	14,617,400	3.02%
Apple, Inc.	Technology	51,770	12,878,237	2.66%
Microsoft Corp.	Technology	84,575	12,125,566	2.51%
Verizon Communications, Inc.	Communication services	181,519	10,976,483	2.27%
Cisco Systems, Inc.	Technology	223,594	10,622,950	2.20%
Chevron Corp.	Energy	90,392	10,498,128	2.17%
Citigroup, Inc.	Financials	143,493	10,311,427	2.13%
Oracle Corp.	Technology	163,883	8,930,007	1.85%
PayPal Holdings, Inc.	Consumer cyclicals	85,380	8,888,080	1.84%
Procter & Gamble Co. (The)	Consumer staples	70,489	8,776,570	1.81%
Coca-Cola Co. (The)	Consumer staples	153,312	8,344,749	1.73%
Comcast Corp. Class A	Communication services	181,699	8,143,729	1.68%
Starbucks Corp.	Consumer staples	94,453	7,986,907	1.65%

Multi-Asset Absolute Return Fund 59

A BASKET (MLFCF15) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Adobe, Inc.	Technology	28,094	$7,808,216	1.61%
Medtronic PLC	Health care	65,114	7,090,947	1.47%
Johnson & Johnson	Health care	46,202	6,100,525	1.26%
PepsiCo, Inc.	Consumer staples	44,300	6,076,571	1.26%
Abbott Laboratories	Health care	72,158	6,033,091	1.25%
Merck & Co., Inc.	Health care	69,175	5,994,691	1.24%
Lockheed Martin Corp.	Capital goods	14,559	5,484,261	1.13%
Honeywell International, Inc.	Capital goods	31,406	5,424,830	1.12%
Amgen, Inc.	Health care	25,384	5,413,108	1.12%
Booking Holdings, Inc.	Consumer cyclicals	2,634	5,396,298	1.12%
Intuit, Inc.	Technology	18,986	4,888,816	1.01%
ConocoPhillips	Energy	84,137	4,644,348	0.96%
Walmart, Inc.	Consumer cyclicals	39,581	4,641,284	0.96%
Automatic Data Processing, Inc.	Consumer cyclicals	25,936	4,207,628	0.87%
Mondelez International, Inc. Class A	Consumer staples	77,223	4,050,346	0.84%
Delta Air Lines, Inc.	Transportation	71,343	3,929,558	0.81%
Union Pacific Corp.	Transportation	23,631	3,910,021	0.81%
S&P Global, Inc.	Consumer cyclicals	14,620	3,771,696	0.78%
MetLife, Inc.	Financials	80,515	3,767,315	0.78%
Phillips 66	Energy	32,228	3,764,899	0.78%
Morgan Stanley	Financials	79,747	3,672,334	0.76%
Exelon Corp.	Utilities and power	75,284	3,424,682	0.71%
Celgene Corp.	Health care	31,626	3,416,526	0.71%
IBM Corp.	Technology	25,534	3,414,628	0.71%
Biogen, Inc.	Health care	11,413	3,409,315	0.70%
Lowe’s Cos., Inc.	Consumer cyclicals	29,704	3,315,256	0.69%
Xilinx, Inc.	Technology	36,508	3,312,739	0.68%
eBay, Inc.	Technology	90,173	3,178,588	0.66%
Qualcomm, Inc.	Technology	38,703	3,113,251	0.64%
Cummins, Inc.	Capital goods	17,376	2,997,003	0.62%
Ingersoll-Rand PLC	Capital goods	23,449	2,975,401	0.62%
Danaher Corp.	Conglomerates	21,327	2,939,263	0.61%
Kinder Morgan, Inc.	Utilities and power	144,934	2,895,791	0.60%
Waste Management, Inc.	Capital goods	24,875	2,791,254	0.58%
Expedia, Inc.	Consumer cyclicals	20,303	2,774,561	0.57%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	43,386	$10,792,686	2.51%
JPMorgan Chase & Co.	Financials	85,824	10,721,191	2.49%
Alphabet, Inc. Class A	Technology	8,251	10,386,221	2.41%
Verizon Communications, Inc.	Communication services	169,146	10,228,236	2.38%
Microsoft Corp.	Technology	70,910	10,166,346	2.36%
Medtronic PLC	Health care	79,938	8,705,204	2.02%

60 Multi-Asset Absolute Return Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Honeywell International, Inc.	Capital goods	48,579	$8,391,119	1.95%
Starbucks Corp.	Consumer staples	92,706	7,839,261	1.82%
Lockheed Martin Corp.	Capital goods	20,571	7,748,640	1.80%
Fidelity National Information Services,	Technology	57,682	7,600,174	1.77%
Inc.
U.S. Bancorp	Financials	130,488	7,440,443	1.73%
Texas Instruments, Inc.	Technology	62,986	7,431,724	1.73%
Automatic Data Processing, Inc.	Consumer cyclicals	45,703	7,414,472	1.72%
TJX Cos., Inc. (The)	Consumer cyclicals	128,230	7,392,474	1.72%
Mondelez International, Inc. Class A	Consumer staples	140,640	7,376,552	1.71%
Kinder Morgan, Inc.	Utilities and power	340,733	6,807,850	1.58%
Intuit, Inc.	Technology	25,880	6,663,997	1.55%
Sysco Corp.	Consumer staples	82,955	6,625,632	1.54%
Walt Disney Co. (The)	Consumer cyclicals	49,076	6,375,893	1.48%
Exelon Corp.	Utilities and power	133,962	6,093,943	1.42%
Allstate Corp. (The)	Financials	56,940	6,059,530	1.41%
Johnson & Johnson	Health care	45,550	6,014,447	1.40%
Intercontinental Exchange, Inc.	Financials	61,978	5,845,780	1.36%
Waste Management, Inc.	Capital goods	51,659	5,796,677	1.35%
Annaly Capital Management, Inc.	Financials	645,094	5,792,942	1.35%
DTE Energy Co.	Utilities and power	44,466	5,661,372	1.32%
Exxon Mobil Corp.	Energy	76,885	5,195,092	1.21%
Omnicom Group, Inc.	Consumer cyclicals	66,466	5,130,509	1.19%
Cisco Systems, Inc.	Technology	107,434	5,104,197	1.19%
Leidos Holdings, Inc.	Technology	59,057	5,092,458	1.18%
Amazon.com, Inc.	Consumer cyclicals	2,860	5,081,723	1.18%
Cognizant Technology Solutions Corp.	Technology	83,077	5,062,722	1.18%
Class A
Hershey Co. (The)	Consumer staples	31,825	4,674,134	1.09%
Ross Stores, Inc.	Consumer cyclicals	40,157	4,404,060	1.02%
Pfizer, Inc.	Health care	112,162	4,303,665	1.00%
Merck & Co., Inc.	Health care	49,120	4,256,759	0.99%
Garmin, Ltd.	Technology	44,501	4,171,957	0.97%
eBay, Inc.	Technology	118,108	4,163,314	0.97%
Baxter International, Inc.	Health care	54,114	4,150,571	0.96%
AGNC Investment Corp.	Financials	238,889	4,073,055	0.95%
VICI Properties, Inc.	Financials	172,851	4,070,633	0.95%
Procter & Gamble Co. (The)	Consumer staples	32,689	4,070,095	0.95%
Take-Two Interactive Software, Inc.	Technology	33,192	3,994,632	0.93%
Ingersoll-Rand PLC	Capital goods	31,430	3,988,151	0.93%
Delta Air Lines, Inc.	Transportation	71,292	3,926,737	0.91%
Western Union Co. (The)	Technology	151,695	3,801,484	0.88%
AutoZone, Inc.	Consumer cyclicals	3,303	3,780,442	0.88%
Charter Communications, Inc. Class A	Communication services	7,989	3,737,621	0.87%
Equity Residential Trust	Financials	40,391	3,581,079	0.83%
F5 Networks, Inc.	Technology	24,620	3,547,291	0.82%

Multi-Asset Absolute Return Fund 61

A BASKET (GSGLPW2L) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Allianz SE (Germany)	Financials	14,174	$3,463,065	0.85%
Shin-Etsu Chemical Co., Ltd. (Japan)	Basic materials	30,490	3,429,578	0.84%
Hoya Corp. (Japan)	Technology	38,042	3,379,317	0.83%
Arkema SA (France)	Basic materials	32,425	3,315,031	0.81%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	146,256	3,186,131	0.78%
Shionogi & Co., Ltd. (Japan)	Health care	52,842	3,186,044	0.78%
Porsche Automobil Holding SE	Consumer cyclicals	41,142	3,029,387	0.74%
(Preference) (Germany)
Peugeot SA (France)	Consumer cyclicals	119,252	3,020,088	0.74%
Hitachi, Ltd. (Japan)	Capital goods	78,943	2,971,381	0.73%
Swiss Life Holding AG (Switzerland)	Financials	5,904	2,950,819	0.72%
Shinhan Financial Group Co., Ltd.	Financials	78,210	2,856,952	0.70%
(South Korea)
CSL, Ltd. (Australia)	Health care	16,062	2,833,244	0.69%
Goodman Group (Australia)	Financials	279,399	2,769,962	0.68%
Roche Holding AG (Switzerland)	Health care	9,209	2,769,877	0.68%
3i Group PLC (United Kingdom)	Financials	189,066	2,759,663	0.68%
Partners Group Holding AG	Financials	3,500	2,728,700	0.67%
(Switzerland)
Deutsche Boerse AG (Germany)	Financials	17,591	2,726,929	0.67%
Cheung Kong Property Holdings, Ltd.	Financials	388,567	2,711,845	0.66%
(Hong Kong)
Namco Bandai Holdings, Inc. (Japan)	Consumer cyclicals	43,665	2,693,313	0.66%
Faurecia SA (France)	Capital goods	57,765	2,692,527	0.66%
Ashtead Group PLC (United Kingdom)	Consumer staples	88,614	2,692,376	0.66%
Telstra Corp., Ltd. (Australia)	Communication services	1,111,567	2,672,691	0.66%
Unilever PLC (United Kingdom)	Consumer staples	44,558	2,665,250	0.65%
Macquarie Group, Ltd. (Australia)	Financials	28,858	2,662,575	0.65%
Legrand SA (France)	Capital goods	33,762	2,635,889	0.65%
Legal & General Group PLC (United	Financials	769,825	2,626,857	0.64%
Kingdom)
Deutsche Telekom AG (Germany)	Communication services	148,879	2,619,022	0.64%
GlaxoSmithKline PLC (United	Health care	114,165	2,612,752	0.64%
Kingdom)
Dassault Systemes SA (France)	Technology	17,123	2,598,926	0.64%
Rio Tinto PLC (United Kingdom)	Basic materials	49,928	2,593,325	0.64%
Hermes International (France)	Consumer cyclicals	3,556	2,558,937	0.63%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	34,362	2,530,948	0.62%
Otsuka Corp. (Japan)	Technology	61,137	2,482,700	0.61%
Kering SA (France)	Consumer cyclicals	4,284	2,438,394	0.60%
Baloise Holding AG (Switzerland)	Financials	13,174	2,432,487	0.60%
Amada Holdings Co., Ltd. (Japan)	Capital goods	211,074	2,426,949	0.59%
Obayashi Corp. (Japan)	Capital goods	233,576	2,419,916	0.59%
Coca-Cola HBC AG (Switzerland)	Consumer staples	79,420	2,415,091	0.59%
Samsung Electronics Co., Ltd. (South	Technology	55,377	2,398,904	0.59%
Korea)

62 Multi-Asset Absolute Return Fund

A BASKET (GSGLPW2L) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Koninklijke Ahold Delhaize NV	Consumer staples	96,125	$2,394,171	0.59%
(Netherlands)
Persimmon PLC (United Kingdom)	Financials	80,242	2,364,296	0.58%
Sonova Holding AG (Switzerland)	Health care	10,311	2,361,612	0.58%
Sandvik AB (Sweden)	Capital goods	132,782	2,347,793	0.58%
Sumitomo Corp. (Japan)	Consumer staples	143,196	2,335,265	0.57%
BHP Billiton PLC (United Kingdom)	Basic materials	110,343	2,334,238	0.57%
Santos, Ltd. (Australia)	Energy	414,583	2,319,290	0.57%
Sumitomo Mitsui Financial Group, Inc.	Financials	64,264	2,306,515	0.57%
(Japan)
Compagnie Generale des	Consumer cyclicals	18,941	2,305,447	0.57%
Etablissements Michelin SCA (France)
Tosoh Corp. (Japan)	Basic materials	165,226	2,289,523	0.56%
Sumitomo Mitsui Trust Holdings, Inc.	Financials	61,992	2,279,999	0.56%
(Japan)

A BASKET (GSGLPW2S) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Barclays PLC (United Kingdom)	Financials	1,755,971	$3,812,795	0.93%
Daimler AG (Registered Shares)	Consumer cyclicals	63,029	3,685,389	0.90%
(Germany)
British Land Co., PLC (The) (United	Financials	447,621	3,594,649	0.88%
Kingdom)
EssilorLuxottica SA (France)	Health care	22,518	3,436,679	0.84%
St. James’s Place PLC (United	Financials	254,708	3,431,055	0.84%
Kingdom)
Terumo Corp. (Japan)	Health care	100,620	3,304,194	0.81%
Canon, Inc. (Japan)	Capital goods	119,990	3,287,631	0.81%
Galenica AG (Switzerland)	Health care	20,426	3,209,595	0.79%
Japan Tobacco, Inc. (Japan)	Consumer staples	140,113	3,183,180	0.78%
Yaskawa Electric Corp. (Japan)	Technology	82,222	3,179,224	0.78%
Otsuka Holdings Company, Ltd.	Health care	75,511	3,169,779	0.78%
(Japan)
Takeda Pharmaceutical Co., Ltd.	Health care	83,850	3,046,684	0.75%
(Japan)
Ferrovial SA (Spain)	Basic materials	101,907	3,008,298	0.74%
Westpac Banking Corp. (Australia)	Financials	154,299	2,998,848	0.73%
Commonwealth Bank of Australia	Financials	52,788	2,860,744	0.70%
(Australia)
MS&AD Insurance Group Holdings	Financials	87,579	2,842,743	0.70%
(Japan)
Deutsche Bank AG (Germany)	Financials	388,899	2,817,583	0.69%
Weir Group PLC (The) (United	Capital goods	159,572	2,780,341	0.68%
Kingdom)
Compagnie Financiere Richemont SA	Consumer cyclicals	35,106	2,760,835	0.68%
(Switzerland)
Bunzl PLC (United Kingdom)	Consumer staples	105,877	2,751,047	0.67%

Multi-Asset Absolute Return Fund 63

A BASKET (GSGLPW2S) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Amorepacific Corp. (South Korea)	Consumer staples	16,414	$2,708,675	0.66%
Samsung Biologics Co., Ltd. (South	Health care	7,856	2,690,667	0.66%
Korea)
Intesa Sanpaolo SpA (Italy)	Financials	1,073,384	2,689,631	0.66%
Nissan Motor Co., Ltd. (Japan)	Consumer cyclicals	419,846	2,677,416	0.66%
S-Oil Corp. (South Korea)	Energy	31,241	2,677,174	0.66%
FANUC Corp. (Japan)	Technology	13,127	2,622,795	0.64%
Umicore SA (Belgium)	Basic materials	63,252	2,608,876	0.64%
Air Liquide SA (France)	Basic materials	19,601	2,604,449	0.64%
Accor SA (France)	Consumer cyclicals	59,368	2,551,321	0.63%
Worldline SA (France)	Technology	41,355	2,512,222	0.62%
Check Point Software Technologies,	Technology	22,224	2,498,213	0.61%
Ltd. (Israel)
LafargeHolcim, Ltd. (Switzerland)	Basic materials	48,306	2,490,822	0.61%
ITOCHU Corp. (Japan)	Consumer staples	118,059	2,480,108	0.61%
Assicurazioni Generali SpA (Italy)	Financials	122,077	2,475,356	0.61%
Chunghwa Telecom Co., Ltd. (Taiwan)	Communication services	670,598	2,467,335	0.60%
Bouygues SA (France)	Conglomerates	57,310	2,429,631	0.60%
Hyundai Heavy Industries Co., Ltd.	Capital goods	22,426	2,351,592	0.58%
(South Korea)
TABCORP Holdings, Ltd. (Australia)	Consumer cyclicals	705,892	2,334,357	0.57%
Siemens AG (Germany)	Conglomerates	20,001	2,306,780	0.57%
Pernod Ricard SA (France)	Consumer staples	12,448	2,298,450	0.56%
AstraZeneca PLC (United Kingdom)	Health care	23,518	2,282,754	0.56%
Seek, Ltd. (Australia)	Technology	145,905	2,279,819	0.56%
Yamato Holdings Co., Ltd. (Japan)	Transportation	134,006	2,261,020	0.55%
Nippon Steel Corp. (Japan)	Basic materials	150,993	2,222,888	0.54%
Danone SA (France)	Consumer staples	26,735	2,217,899	0.54%
voestalpine AG (Austria)	Basic materials	87,496	2,191,444	0.54%
Yamaha Motor Co., Ltd. (Japan)	Consumer cyclicals	110,462	2,186,649	0.54%
Kansai Paint Co., Ltd. (Japan)	Basic materials	90,040	2,186,345	0.54%
Vinci SA (France)	Capital goods	19,384	2,175,571	0.53%
Atlas Copco AB Class A (Sweden)	Capital goods	61,198	2,166,704	0.53%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Biogen, Inc.	Health care	10,495	$3,134,839	0.65%
WEC Energy Group, Inc.	Utilities and power	31,399	2,964,097	0.62%
Muenchener Rueckversicherungs-	Financials	10,588	2,940,468	0.61%
Gesellschaft AG in Muenchen
(Germany)
Mitsubishi UFJ Financial Group, Inc.	Financials	552,510	2,915,270	0.61%
(Japan)
Expedia, Inc.	Consumer cyclicals	21,322	2,913,901	0.61%
AMETEK, Inc.	Conglomerates	31,157	2,855,580	0.59%

64 Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Xcel Energy, Inc.	Utilities and power	44,815	$2,846,209	0.59%
Shionogi & Co., Ltd. (Japan)	Health care	46,926	2,832,304	0.59%
Aena SME SA (Spain)	Transportation	15,314	2,809,520	0.58%
Swiss Life Holding AG (Switzerland)	Financials	5,603	2,801,040	0.58%
National Bank of Canada (Canada)	Financials	54,141	2,796,020	0.58%
CGI Group, Inc. Class A (Canada)	Technology	35,963	2,795,467	0.58%
Ingersoll-Rand PLC	Capital goods	22,006	2,792,283	0.58%
AXA Equitable Holdings, Inc.	Financials	128,941	2,785,127	0.58%
Amgen, Inc.	Health care	13,042	2,781,150	0.58%
Swisscom AG (Switzerland)	Communication services	5,431	2,774,833	0.58%
Cummins, Inc.	Capital goods	15,827	2,729,876	0.57%
Citrix Systems, Inc.	Technology	25,049	2,726,827	0.57%
Endesa SA (Spain)	Utilities and power	100,117	2,724,526	0.57%
Hershey Co. (The)	Consumer staples	18,292	2,686,606	0.56%
Pernod Ricard SA (France)	Consumer staples	14,545	2,684,763	0.56%
Porsche Automobil Holding SE	Consumer cyclicals	36,200	2,664,654	0.55%
(Preference) (Germany)
MTU Aero Engines AG (Germany)	Capital goods	9,956	2,658,171	0.55%
Canadian Imperial Bank of Commerce	Financials	31,097	2,651,622	0.55%
(Canada)
Toronto-Dominion Bank (Canada)	Financials	46,435	2,651,543	0.55%
Royal Bank of Canada (Canada)	Financials	32,837	2,648,682	0.55%
ANSYS, Inc.	Technology	11,918	2,623,778	0.55%
Starbucks Corp.	Consumer staples	30,946	2,616,780	0.54%
Church & Dwight Co., Inc.	Consumer staples	37,292	2,608,225	0.54%
Coca-Cola European Partners PLC	Consumer staples	48,371	2,588,340	0.54%
(United Kingdom)
OGE Energy Corp.	Utilities and power	59,844	2,576,882	0.54%
Paychex, Inc.	Technology	30,807	2,576,719	0.54%
Roper Technologies, Inc.	Capital goods	7,636	2,573,176	0.54%
Omnicom Group, Inc.	Consumer cyclicals	32,902	2,539,676	0.53%
Telia Company AB (Sweden)	Communication services	577,545	2,539,102	0.53%
Comcast Corp. Class A	Communication services	56,632	2,538,266	0.53%
Expeditors International of	Transportation	34,694	2,530,572	0.53%
Washington, Inc.
Repsol SA (Spain)	Energy	154,251	2,528,927	0.53%
L’Oreal SA (France)	Consumer staples	8,617	2,515,989	0.52%
AutoZone, Inc.	Consumer cyclicals	2,184	2,499,069	0.52%
Mitsubishi Heavy Industries, Ltd.	Capital goods	61,022	2,487,431	0.52%
(Japan)
Ageas (Belgium)	Financials	43,046	2,479,176	0.52%
Diageo PLC (United Kingdom)	Consumer staples	59,486	2,438,395	0.51%
Givaudan SA (Switzerland)	Basic materials	826	2,426,049	0.51%
Sumitomo Mitsui Financial Group, Inc.	Financials	66,294	2,381,886	0.50%
(Japan)
NN Group NV (Netherlands)	Financials	61,010	2,325,078	0.48%
Sandvik AB (Sweden)	Capital goods	130,530	2,302,864	0.48%

Multi-Asset Absolute Return Fund 65

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
ResMed, Inc.	Health care	15,540	$2,298,687	0.48%
Rio Tinto PLC (United Kingdom)	Basic materials	44,088	2,292,391	0.48%
Eni SpA (Italy)	Utilities and power	151,318	2,290,138	0.48%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Daimler AG (Registered Shares)	Consumer cyclicals	51,221	$2,994,002	0.67%
(Germany)
Entergy Corp.	Utilities and power	23,605	2,867,587	0.64%
Weyerhaeuser Co.	Basic materials	96,564	2,820,629	0.63%
Prologis, Inc.	Financials	31,557	2,769,433	0.62%
Camden Property Trust	Financials	24,068	2,752,629	0.61%
Markel Corp.	Financials	2,258	2,644,365	0.59%
Coca-Cola Co. (The)	Consumer staples	48,540	2,642,059	0.59%
Becton Dickinson and Co.	Health care	10,260	2,626,625	0.59%
ABB, Ltd. (Switzerland)	Capital goods	125,216	2,626,180	0.59%
Alexandria Real Estate Equities, Inc.	Financials	16,328	2,592,048	0.58%
Fortis, Inc. (Canada)	Utilities and power	62,212	2,584,646	0.58%
Deere & Co.	Capital goods	14,819	2,580,530	0.57%
Equifax, Inc.	Consumer cyclicals	18,770	2,566,077	0.57%
Panasonic Corp. (Japan)	Consumer cyclicals	295,832	2,511,792	0.56%
Westpac Banking Corp. (Australia)	Financials	126,488	2,459,749	0.55%
Nasdaq, Inc.	Financials	24,439	2,438,304	0.54%
Gartner, Inc.	Consumer cyclicals	15,769	2,429,744	0.54%
Arthur J. Gallagher & Co.	Financials	26,583	2,424,881	0.54%
SBA Communications Corp.	Communication services	10,034	2,414,787	0.54%
AIA Group, Ltd. (Hong Kong)	Financials	239,606	2,398,832	0.53%
Southern Co. (The)	Utilities and power	38,249	2,396,675	0.53%
DBS Group Holdings, Ltd. (Singapore)	Financials	123,554	2,361,275	0.53%
Vornado Realty Trust	Financials	35,736	2,345,378	0.52%
FedEx Corp.	Transportation	15,303	2,336,228	0.52%
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	54,815	2,329,624	0.52%
One Class C
MGM Resorts International	Consumer cyclicals	80,859	2,304,469	0.51%
Zurich Insurance Group AG	Financials	5,854	2,287,698	0.51%
(Switzerland)
AstraZeneca PLC (United Kingdom)	Health care	23,496	2,282,978	0.51%
Autodesk, Inc.	Technology	15,290	2,253,178	0.50%
Koninklijke KPN NV (Netherlands)	Communication services	725,740	2,250,182	0.50%
Xylem, Inc.	Capital goods	29,316	2,248,254	0.50%
American Tower Corp.	Communication services	10,221	2,228,934	0.50%
Charter Communications, Inc. Class A	Communication services	4,673	2,186,210	0.49%
Nidec Corp. (Japan)	Technology	14,458	2,153,435	0.48%
Compagnie Financiere Richemont SA	Consumer cyclicals	27,237	2,142,522	0.48%
(Switzerland)

66 Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Ferguson PLC (United Kingdom)	Consumer staples	24,973	$2,130,505	0.47%
Accor SA (France)	Consumer cyclicals	48,468	2,082,244	0.46%
Banco Santander SA (Spain)	Financials	516,949	2,072,134	0.46%
ANA Holdings, Inc. (Japan)	Transportation	59,894	2,064,324	0.46%
Essity AB Class B (Sweden)	Consumer staples	65,916	2,056,864	0.46%
Dollar Tree, Inc.	Consumer cyclicals	18,461	2,038,139	0.45%
IBM Corp.	Technology	15,061	2,014,048	0.45%
Leggett & Platt, Inc.	Capital goods	38,923	1,996,757	0.44%
Commonwealth Bank of Australia	Financials	36,753	1,992,900	0.44%
(Australia)
TransUnion	Consumer cyclicals	24,118	1,992,627	0.44%
Waste Connections, Inc.	Capital goods	21,513	1,987,787	0.44%
Crown Castle International Corp.	Communication services	14,259	1,979,076	0.44%
American Express Co.	Financials	16,822	1,972,829	0.44%
NiSource, Inc.	Utilities and power	70,146	1,966,892	0.44%
Ventas, Inc.	Health care	29,710	1,934,103	0.43%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$4,580	$67,000	$5,742	5/11/63	300 bp —	$(1,123)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,498	114,000	9,770	5/11/63	300 bp —	(3,205)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,001	243,000	20,825	5/11/63	300 bp —	(5,682)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	26,163	236,000	20,225	5/11/63	300 bp —	6,076
Index						Monthly
CMBX NA BBB–.7	BBB–/P	8,583	1,527,000	7,330	1/17/47	300 bp —	2,145
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	347,340	1,654,000	256,039	5/11/63	500 bp —	92,909
Index						Monthly
CMBX NA BB.7	BB/P	76,095	630,000	39,753	1/17/47	500 bp —	36,955
Index						Monthly
CMBX NA BBB–.6	BBB–/P	113,817	1,217,000	104,297	5/11/63	300 bp —	10,230
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,202,666	12,702,000	1,088,561	5/11/63	300 bp —	121,514
Index						Monthly

Multi-Asset Absolute Return Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	$3,581,285	$38,114,000	$3,266,370	5/11/63	300 bp —	$337,148
Index						Monthly
CMBX NA BBB–.7	BBB–/P	41,182	521,000	2,501	1/17/47	300 bp —	38,985
Index						Monthly
CMBX NA BBB–.7	BBB–/P	551,479	7,461,000	35,813	1/17/47	300 bp —	520,018
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	12,819	162,000	13,883	5/11/63	300 bp —	(971)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,345	170,000	14,569	5/11/63	300 bp —	(124)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,423	178,000	15,255	5/11/63	300 bp —	272
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,266	252,000	21,596	5/11/63	300 bp —	(184)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,134	292,000	25,024	5/11/63	300 bp —	7,280
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,005	323,000	27,681	5/11/63	300 bp —	(5,487)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,866	508,000	43,536	5/11/63	300 bp —	627
Index						Monthly
CMBX NA BBB–.6	BBB–/P	72,333	521,000	44,650	5/11/63	300 bp —	27,988
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,650	727,000	62,304	5/11/63	300 bp —	(7,230)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,204	871,000	74,645	5/11/63	300 bp —	(30,933)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	113,818	1,020,000	87,414	5/11/63	300 bp —	26,999
Index						Monthly
CMBX NA BBB–.6	BBB–/P	113,818	1,020,000	87,414	5/11/63	300 bp —	26,999
Index						Monthly
CMBX NA BBB–.6	BBB–/P	90,667	1,094,000	93,756	5/11/63	300 bp —	(2,451)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	123,458	1,108,000	94,956	5/11/63	300 bp —	29,149
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,079	1,286,000	110,210	5/11/63	300 bp —	(42,381)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	217,829	2,012,000	172,428	5/11/63	300 bp —	46,575
Index						Monthly
CMBX NA BBB–.6	BBB–/P	440,741	3,998,000	342,629	5/11/63	300 bp —	100,445
Index						Monthly
CMBX NA BBB–.7	BBB–/P	171,603	2,462,000	11,818	1/17/47	300 bp —	161,222
Index						Monthly
CMBX NA BBB–.7	BBB–/P	587,623	7,950,000	38,160	1/17/47	300 bp —	554,101
Index						Monthly

68 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BBB–.6	BBB–/P	$6,714,864	$50,757,000	$4,349,875	5/11/63	300 bp —	$2,394,595
Index						Monthly
Merrill Lynch International
CMBX NA BB.7	BB/P	23,979	210,000	13,251	1/17/47	500 bp —	10,932
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,339,271	14,999,000	1,285,414	5/11/63	300 bp —	62,606
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	428,255	3,096,000	265,327	5/11/63	300 bp —	164,734
Index						Monthly
CMBX NA BBB–.6	BBB–/P	84,856	592,000	50,734	5/11/63	300 bp —	34,466
Index						Monthly
CMBX NA BBB–.6	BBB–/P	122,692	1,157,000	99,155	5/11/63	300 bp —	24,212
Index						Monthly
Upfront premium received		16,947,287		Unrealized appreciation			4,839,182
Upfront premium (paid)		—		Unrealized (depreciation)			(99,771)
Total		$16,947,287		Total			$4,739,411

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(1,350)	$433,000	$1,645	5/11/63	(200 bp) —	$(3,164)
					Monthly
CMBX NA BB.10 Index	(25,000)	228,000	16,234	11/17/59	(500 bp) —	(8,988)
					Monthly
CMBX NA BB.10 Index	(21,916)	210,000	14,952	11/17/59	(500 bp) —	(7,168)
					Monthly
CMBX NA BB.11 Index	(81,623)	630,000	41,769	11/18/54	(500 bp) —	(40,466)
					Monthly
CMBX NA BB.11 Index	(18,193)	193,000	12,796	11/18/54	(500 bp) —	(5,584)
					Monthly
CMBX NA BB.9 Index	(255,056)	2,471,000	118,608	9/17/58	(500 bp) —	(138,850)
					Monthly

Multi-Asset Absolute Return Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(51,729)	$435,000	$30,972	11/17/59	(500 bp) —	$(21,180)
					Monthly
CMBX NA BB.10 Index	(55,104)	413,000	29,406	11/17/59	(500 bp) —	(26,100)
					Monthly
CMBX NA BB.7 Index	(29,194)	1,654,000	256,039	5/11/63	(500 bp) —	225,237
					Monthly
CMBX NA BB.9 Index	(112,076)	1,118,000	53,664	9/17/58	(500 bp) —	(59,499)
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(114,252)	755,000	47,641	1/17/47	(500 bp) —	(67,346)
					Monthly
CMBX NA BB.7 Index	(296,107)	1,622,000	102,348	1/17/47	(500 bp) —	(195,336)
					Monthly
CMBX NA BB.7 Index	(43,113)	255,000	16,091	1/17/47	(500 bp) —	(27,270)
					Monthly
CMBX NA BB.7 Index	(19,899)	98,000	6,184	1/17/47	(500 bp) —	(13,810)
					Monthly
CMBX NA BB.9 Index	(22,144)	184,000	8,832	9/17/58	(500 bp) —	(13,491)
					Monthly
CMBX NA BB.9 Index	(21,896)	184,000	8,832	9/17/58	(500 bp) —	(13,243)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(408,248)	3,226,000	203,561	1/17/47	(500 bp) —	(207,824)
					Monthly
CMBX NA BBB–.7 Index	(430,813)	11,354,000	54,499	1/17/47	(300 bp) —	(382,937)
					Monthly
Merrill Lynch International
CMBX NA A.6 Index	(2,420)	520,000	1,976	5/11/63	(200 bp) —	(4,598)
					Monthly
CMBX NA BB.10 Index	(24,963)	210,000	14,952	11/17/59	(500 bp) —	(10,215)
					Monthly
CMBX NA BB.10 Index	(22,132)	210,000	14,952	11/17/59	(500 bp) —	(7,384)
					Monthly
CMBX NA BB.9 Index	(1,645)	769,000	36,912	9/17/58	(500 bp) —	34,519
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(315,451)	3,096,000	14,861	1/17/47	(300 bp) —	(302,397)
					Monthly
CMBX NA BB.10 Index	(22,024)	210,000	14,952	11/17/59	(500 bp) —	(7,276)
					Monthly
CMBX NA BB.7 Index	(67,176)	359,000	22,653	1/17/47	(500 bp) —	(44,873)
					Monthly

70 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(44,620)	$368,000	$17,664	9/17/58	(500 bp) —	$(27,314)
					Monthly
CMBX NA BB.9 Index	(22,310)	184,000	8,832	9/17/58	(500 bp) —	(13,657)
					Monthly
Upfront premium received	—		Unrealized appreciation			259,756
Upfront premium (paid)	(2,530,454)		Unrealized (depreciation)			(1,649,970)
Total	$(2,530,454)		Total			$(1,390,214)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	$6,613,154	$99,425,000	$7,120,520	12/20/24	(500 bp) —	$(976,873)
Index					Quarterly
Total	$6,613,154					$(976,873)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Multi-Asset Absolute Return Fund 71

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$4,105,617	$21,898,292	$—
Capital goods	—	9,954,143	—
Communication services	1,572,929	9,622,050	—
Consumer cyclicals	11,635,516	15,717,502	—
Consumer staples	11,859,155	13,703,135	—
Energy	6,983,859	11,703,180	—
Financials	29,511,045	40,223,774	—
Health care	2,200,592	4,243,083	—
Technology	19,844,299	64,144,725	—
Transportation	1,055,103	1,326,049	—
Utilities and power	11,374,256	1,438,769	—
Total common stocks	100,142,371	193,974,702	—

Asset-backed securities	—	6,057,000	—
Commodity linked notes	—	64,162,407	—
Convertible bonds and notes	—	24,224	—
Corporate bonds and notes	—	40,305,974	—
Foreign government and agency bonds and notes	—	9,483,324	—
Investment companies	109,000,767	—	—
Mortgage-backed securities	—	106,803,655	—
Preferred stocks	2,118,965	—	—
Purchased options outstanding	—	3,382,564	—
Purchased swap options outstanding	—	259,365	—
Senior loans	—	28,258,505	—
U.S. government and agency mortgage obligations	—	249,443,663	—
U.S. treasury obligations	—	1,502,316	—
Warrants	—	27,007,642	—
Short-term investments	262,350,475	266,616,695	—
Totals by level	$473,612,578	$997,282,036	$—

72 Multi-Asset Absolute Return Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(702,753)	$—
Futures contracts	(8,334,946)	—	—
Written options outstanding	—	(658,179)	—
Forward premium swap option contracts	—	(2,937)	—
TBA sale commitments	—	(46,086,719)	—
Interest rate swap contracts	—	(1,730,696)	—
Total return swap contracts	—	(11,172,913)	—
Credit default contracts	—	(18,657,663)	—
Totals by level	$(8,334,946)	$(79,011,860)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 73

Statement of assets and liabilities 10/31/19

ASSETS
Investment in securities, at value, including $76,404,543 of securities on loan (Notes 1 and 10):
Unaffiliated issuers (identified cost $1,105,521,509)	$1,131,255,459
Affiliated issuers (identified cost $339,639,155) (Notes 1 and 5)	339,639,155
Cash	95,738
Foreign currency (cost $1,964) (Note 1)	771
Dividends, interest and other receivables	6,515,391
Receivable for shares of the fund sold	3,879,892
Receivable for investments sold	12,595,067
Receivable for sales of delayed delivery securities (Note 1)	175,689
Receivable for sales of TBA securities (Note 1)	45,916,406
Receivable for variation margin on futures contracts (Note 1)	4,536,712
Receivable for variation margin on centrally cleared swap contracts (Note 1)	3,042,487
Unrealized appreciation on forward premium swap option contracts (Note 1)	109,555
Unrealized appreciation on forward currency contracts (Note 1)	2,037,935
Unrealized appreciation on OTC swap contracts (Note 1)	48,762,881
Premium paid on OTC swap contracts (Note 1)	2,530,454
Prepaid assets	26,279
Total assets	1,601,119,871

LIABILITIES
Payable for investments purchased	1,164,594
Payable for purchases of delayed delivery securities (Note 1)	13,530,136
Payable for purchases of TBA securities (Note 1)	241,637,796
Payable for shares of the fund repurchased	1,449,444
Payable for compensation of Manager (Note 2)	367,260
Payable for custodian fees (Note 2)	203,351
Payable for investor servicing fees (Note 2)	152,157
Payable for Trustee compensation and expenses (Note 2)	258,881
Payable for administrative services (Note 2)	4,360
Payable for distribution fees (Note 2)	201,934
Payable for variation margin on futures contracts (Note 1)	1,481,760
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,373,757
Unrealized depreciation on OTC swap contracts (Note 1)	56,586,597
Premium received on OTC swap contracts (Note 1)	16,947,287
Unrealized depreciation on forward currency contracts (Note 1)	2,740,688
Unrealized depreciation on forward premium swap option contracts (Note 1)	112,492
Written options outstanding, at value (premiums $793,502) (Note 1)	658,179
TBA sale commitments, at value (proceeds receivable $45,894,297) (Note 1)	46,086,719
Collateral on securities loaned, at value (Note 1)	78,173,680
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 10)	2,387,316
Other accrued expenses	343,004
Total liabilities	467,861,392

Net assets	$1,133,258,479

(Continued on next page)

74 Multi-Asset Absolute Return Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$1,164,649,641
Total distributable earnings (Note 1)	(31,391,162)
Total — Representing net assets applicable to capital shares outstanding	$1,133,258,479

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($285,721,950 divided by 24,918,375 shares)	$11.47
Offering price per class A share (100/94.25 of $11.47)*	$12.17
Net asset value and offering price per class B share ($16,092,362 divided by 1,447,612 shares)**	$11.12
Net asset value and offering price per class C share ($139,156,028 divided by 12,561,929 shares)**	$11.08
Net asset value and redemption price per class M share ($6,330,195 divided by 566,020 shares)	$11.18
Offering price per class M share (100/96.50 of $11.18)*	$11.59
Net asset value, offering price and redemption price per class P share
($258,501,238 divided by 22,400,112 shares)	$11.54
Net asset value, offering price and redemption price per class R share
($3,746,356 divided by 332,306 shares)	$11.27
Net asset value, offering price and redemption price per class R6 share
($13,716,797 divided by 1,184,893 shares)	$11.58
Net asset value, offering price and redemption price per class Y share
($409,993,553 divided by 35,580,526 shares)	$11.52

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 75

Statement of operations Year ended 10/31/19

INVESTMENT INCOME
Interest (including interest income of $6,274,171 from investments in affiliated issuers) (Note 5)	$25,172,645
Dividends (net of foreign tax of $1,292,363)	14,653,744
Securities lending (net of expenses) (Notes 1 and 5)	167,351
Total investment income	39,993,740

EXPENSES
Compensation of Manager (Note 2)	5,367,720
Investor servicing fees (Note 2)	1,578,027
Custodian fees (Note 2)	257,891
Trustee compensation and expenses (Note 2)	55,090
Distribution fees (Note 2)	2,706,657
Administrative services (Note 2)	37,142
Other	604,387
Fees waived and reimbursed by Manager (Note 2)	(344,460)
Total expenses	10,262,454
Expense reduction (Note 2)	(151,302)
Net expenses	10,111,152

Net investment income	29,882,588

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(24,376,612)
Foreign currency transactions (Note 1)	(424,686)
Forward currency contracts (Note 1)	(1,871,909)
Futures contracts (Note 1)	22,137,940
Swap contracts (Note 1)	63,702,167
Written options (Note 1)	134,020
Total net realized gain	59,300,920
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments (net of foreign tax of $2,721)	35,799,645
Assets and liabilities in foreign currencies	8,057
Forward currency contracts	(1,994,218)
Futures contracts	16,015,371
Swap contracts	(94,022,503)
Written options	370,750
Total change in net unrealized depreciation	(43,822,898)

Net gain on investments	15,478,022

Net increase in net assets resulting from operations	$45,360,610

The accompanying notes are an integral part of these financial statements.

76 Multi-Asset Absolute Return Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/19	Year ended 10/31/18
Operations
Net investment income	$29,882,588	$28,822,915
Net realized gain (loss) on investments
and foreign currency transactions	59,300,920	(76,896,961)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(43,822,898)	(40,423,023)
Net increase (decrease) in net assets resulting
from operations	45,360,610	(88,497,069)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(10,749,169)	(5,123,104)
Class B	(626,705)	(241,387)
Class C	(4,931,612)	(1,743,113)
Class M	(237,977)	(69,447)
Class P	(8,181,491)	(2,075,314)
Class R	(132,773)	(82,384)
Class R6	(486,975)	(207,135)
Class Y	(19,812,783)	(13,706,895)
From return of capital
Class A	(111,271)	—
Class B	(6,487)	—
Class C	(51,050)	—
Class M	(2,464)	—
Class P	(84,692)	—
Class R	(1,374)	—
Class R6	(5,041)	—
Class Y	(205,095)	—
From net realized long-term gain on investments
Class A	—	(1,389,316)
Class B	—	(118,837)
Class C	—	(802,585)
Class M	—	(26,299)
Class P	—	(469,329)
Class R	—	(23,024)
Class R6	—	(47,686)
Class Y	—	(3,273,288)
Increase in capital from settlement payments	—	14,004
Increase (decrease) from capital share transactions
(Notes 4 and 8)	(379,275,362)	462,452,011
Total increase (decrease) in net assets	(379,541,711)	344,569,803

NET ASSETS
Beginning of year	1,512,800,190	1,168,230,387
End of year	$1,133,258,479	$1,512,800,190

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 77

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class A
October 31, 2019	$11.39	.27	.18	.45	(.37)	—	—[h]	(.37)	—	$11.47	4.24	$285,722	.89[d]	2.36[d]	638
October 31, 2018	12.34	.23	(.88)	(.65)	(.24)	(.06)	—	(.30)	—[f]	11.39	(5.43)	357,330	1.02[d,g]	1.96[d]	479
October 31, 2017	11.28	.24	.82	1.06	—	—	—	—	—	12.34	9.40	262,943	1.16	2.01	559
October 31, 2016	12.45	.25	(.50)	(.25)	(.78)	(.12)	(.02)	(.92)	—	11.28	(1.81)	316,497	1.19[d]	2.21[d]	578
October 31, 2015	12.71	.20	.30	.50	(.19)	(.57)	—	(.76)	—	12.45	4.04	424,484	1.26	1.60	563
Class B
October 31, 2019	$11.04	.18	.18	.36	(.28)	—	—[h]	(.28)	—	$11.12	3.48	$16,092	1.64[d]	1.62[d]	638
October 31, 2018	11.95	.14	(.86)	(.72)	(.13)	(.06)	—	(.19)	—[f]	11.04	(6.11)	26,759	1.77[d,g]	1.20[d]	479
October 31, 2017	11.01	.15	.79	.94	—	—	—	—	—	11.95	8.54	23,289	1.91	1.30	559
October 31, 2016	12.16	.16	(.47)	(.31)	(.70)	(.12)	(.02)	(.84)	—	11.01	(2.50)	28,632	1.94[d]	1.45[d]	578
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	—	12.16	3.18	30,905	2.01	.85	563
Class C
October 31, 2019	$11.01	.18	.18	.36	(.29)	—	—[h]	(.29)	—	$11.08	3.47	$139,156	1.64[d]	1.62[d]	638
October 31, 2018	11.93	.14	(.86)	(.72)	(.14)	(.06)	—	(.20)	—[f]	11.01	(6.13)	201,582	1.77[d,g]	1.22[d]	479
October 31, 2017	10.99	.15	.79	.94	—	—	—	—	—	11.93	8.55	151,075	1.91	1.29	559
October 31, 2016	12.16	.16	(.48)	(.32)	(.71)	(.12)	(.02)	(.85)	—	10.99	(2.54)	186,452	1.94[d]	1.46[d]	578
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	—	12.16	3.24	210,619	2.01	.85	563
Class M
October 31, 2019	$11.13	.21	.17	.38	(.33)	—	—[h]	(.33)	—	$11.18	3.63	$6,330	1.39[d]	1.87[d]	638
October 31, 2018	12.06	.18	(.88)	(.70)	(.17)	(.06)	—	(.23)	—[f]	11.13	(5.92)	8,403	1.52[d,g]	1.49[d]	479
October 31, 2017	11.08	.18	.80	.98	—	—	—	—	—	12.06	8.84	5,066	1.66	1.54	559
October 31, 2016	12.25	.19	(.49)	(.30)	(.73)	(.12)	(.02)	(.87)	—	11.08	(2.30)	6,815	1.69[d]	1.70[d]	578
October 31, 2015	12.52	.14	.29	.43	(.13)	(.57)	—	(.70)	—	12.25	3.55	7,146	1.76	1.10	563
Class P
October 31, 2019	$11.47	.31	.18	.49	(.42)	—	—[h]	(.42)	—	$11.54	4.58	$258,501	.50[d]	2.77[d]	638
October 31, 2018	12.42	.29	(.90)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.47	(5.03)	220,539	.63[d,g]	2.42[d]	479
October 31, 2017	11.31	.29	.82	1.11	—	—	—	—	—	12.42	9.81	89,518.78		2.41	559
October 31, 2016†	11.25	.04	.02	.06	—	—	—	—	—	11.31	.53*	71,489	.14*	.39*	578
Class R
October 31, 2019	$11.20	.24	.17	.41	(.34)	—	—[h]	(.34)	—	$11.27	3.93	$3,746	1.14[d]	2.13[d]	638
October 31, 2018	12.16	.19	(.86)	(.67)	(.23)	(.06)	—	(.29)	—[f]	11.20	(5.65)	4,377	1.27[d,g]	1.65[d]	479
October 31, 2017	11.15	.20	.81	1.01	—	—	—	—	—	12.16	9.06	4,597	1.41	1.73	559
October 31, 2016	12.31	.22	(.49)	(.27)	(.75)	(.12)	(.02)	(.89)	—	11.15	(2.05)	1,861	1.44[d]	1.96[d]	578
October 31, 2015	12.57	.17	.30	.47	(.16)	(.57)	—	(.73)	—	12.31	3.84	1,564	1.51	1.34	563

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 79

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class R6
October 31, 2019	$11.50	.31	.18	.49	(.41)	—	—[h]	(.41)	—	$11.58	4.60	$13,717	.54[d]	2.73[d]	638
October 31, 2018	12.45	.27	(.88)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.50	(5.06)	13,971	.67[d,g]	2.29[d]	479
October 31, 2017	11.35	.28	.82	1.10	—	—	—	—	—	12.45	9.69	9,071.82		2.37	559
October 31, 2016	12.51	.29	(.49)	(.20)	(.82)	(.12)	(.02)	(.96)	—	11.35	(1.40)	7,817	.85[d]	2.54[d]	578
October 31, 2015	12.77	.24	.30	.54	(.23)	(.57)	—	(.80)	—	12.51	4.39	8,237.93		1.93	563
Class Y
October 31, 2019	$11.45	.30	.17	.47	(.40)	—	—[h]	(.40)	—	$11.52	4.39	$409,994	.64[d]	2.61[d]	638
October 31, 2018	12.40	.26	(.88)	(.62)	(.27)	(.06)	—	(.33)	—[f]	11.45	(5.16)	679,839	.77[d,g]	2.19[d]	479
October 31, 2017	11.31	.27	.82	1.09	—	—	—	—	—	12.40	9.64	622,673.91		2.29	559
October 31, 2016	12.47	.28	(.49)	(.21)	(.81)	(.12)	(.02)	(.95)	—	11.31	(1.48)	602,704	.94[d]	2.47[d]	578
October 31, 2015	12.74	.23	.29	.52	(.22)	(.57)	—	(.79)	—	12.47	4.25	755,830	1.01	1.85	563

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/19	10/31/18	10/31/16
Class A	0.03%	0.02%	<0.01%
Class B	0.03	0.02	<0.01
Class C	0.03	0.02	<0.01
Class M	0.03	0.02	<0.01
Class R	0.03	0.02	<0.01
Class P	0.03	0.02	—
Class R6	0.03	0.02	<0.01
Class Y	0.03	0.02	<0.01

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g Includes one-time merger costs of 0.01%.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

80 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 81

Notes to financial statements 10/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through October 31, 2019.

Putnam Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

82 Multi-Asset Absolute Return Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following

Multi-Asset Absolute Return Fund 83

procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move

84 Multi-Asset Absolute Return Fund

unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may

Multi-Asset Absolute Return Fund 85

include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the

86 Multi-Asset Absolute Return Fund

occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $155,338 at the close of the reporting period.

Multi-Asset Absolute Return Fund 87

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $21,620,988 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $22,434,613 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $78,173,680 and the value of securities loaned amounted to $76,404,543.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In

88 Multi-Asset Absolute Return Fund

some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$36,406,576	$—	$36,406,576

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, unrealized gains and losses on certain futures contracts, unrealized gains and losses on passive foreign investment companies, net operating loss, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $65,345,549 to decrease distributions in excess of net investment income, $3,421,420 to decrease paid-in capital and $61,924,129 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$125,814,662
Unrealized depreciation	(119,987,532)
Net unrealized appreciation	5,827,130
Capital loss carryforward	(36,406,576)
Cost for federal income tax purposes	$1,377,717,833

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Effective April 30, 2018, such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Multi-Asset Absolute Return Fund 89

Prior to April 30, 2018, the annual rates were as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,
0.980%	of the next $5 billion,	0.810%	of the next $50 billion,
0.930%	of the next $10 billion,	0.800%	of the next $100 billion and
0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by Putnam Absolute Return 500 Fund’s class A shares for periods prior to April 30, 2018 and by the fund’s class A shares for periods thereafter) and the annualized performance of the ICE BofA Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/- 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s combined average net assets (calculated as the combined average net assets of Putnam Absolute Return 500 Fund and the fund for periods prior to April 30, 2018 and as the fund’s average net assets for periods thereafter) over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s combined average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to April 30, 2018, the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease was calculated monthly based on a performance adjustment rate that was equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate was +/- 0.28%. Each month, the performance adjustment rate was multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount was added to, or subtracted from, the base fee for that month. The monthly base fee was determined based on the fund’s average net assets for the month, while the performance adjustment was determined based on the fund’s average net assets over the performance period of up to thirty-six months.

The management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund is higher than what the management fee would have been under the prior fee schedule in effect for the fund prior to the funds merger with Putnam Absolute Return 500 Fund on April 30, 2018 (the “Prior Management Contract”). Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the Prior Management Contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.436% of the fund’s average net assets, which included an effective base fee of 0.722% and a decrease of 0.286% ($3,523,190) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2021, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $344,460 as a result of this limit.

90 Multi-Asset Absolute Return Fund

Putnam Management has also contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$483,363	Class R	6,539
Class B	32,747	Class R6	6,955
Class C	260,309	Class Y	753,035
Class M	11,447	Total	$1,578,027
Class P	23,632

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $78,106 under the expense offset arrangements and by $73,196 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $795, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Multi-Asset Absolute Return Fund 91

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$769,718
Class B	1.00%	1.00%	207,839
Class C	1.00%	1.00%	1,653,719
Class M	1.00%	0.75%	54,573
Class R	1.00%	0.50%	20,808
Total			$2,706,657

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,089 and $297 from the sale of class A and class M shares, respectively, and received $8,555 and $1,769 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $141 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$5,674,559,068	$5,695,457,267
U.S. government securities (Long-term)	—	—
Total	$5,674,559,068	$5,695,457,267

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

92 Multi-Asset Absolute Return Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	2,981,569	$33,765,730	6,435,818	$83,365,616
Shares issued in connection with
reinvestment of distributions	987,686	10,489,228	479,555	5,855,364
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	17,779,438	212,492,735
	3,969,255	44,254,958	24,694,811	301,713,715
Shares repurchased	(10,419,206)	(116,692,695)	(14,637,426)	(179,516,734)
Net increase (decrease)	(6,449,951)	$(72,437,737)	10,057,385	$122,196,981

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	10,689	$118,876	14,232	$635,992
Shares issued in connection with
reinvestment of distributions	60,207	624,347	29,758	354,719
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	1,443,557	16,789,147
	70,896	743,223	1,487,547	17,779,858
Shares repurchased	(1,046,404)	(11,487,384)	(1,012,692)	(12,193,627)
Net increase (decrease)	(975,508)	$(10,744,161)	474,855	$5,586,231

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	474,856	$5,208,451	859,523	$13,248,932
Shares issued in connection with
reinvestment of distributions	454,795	4,698,035	196,981	2,340,134
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	10,266,383	119,068,479
	929,651	9,906,486	11,322,887	134,657,545
Shares repurchased	(6,673,093)	(72,697,182)	(5,681,526)	(68,671,488)
Net increase (decrease)	(5,743,442)	$(62,790,696)	5,641,361	$65,986,057

Multi-Asset Absolute Return Fund 93

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	5,748	$63,141	18,865	$343,933
Shares issued in connection with
reinvestment of distributions	22,926	238,663	7,786	93,351
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	422,392	4,945,961
	28,674	301,804	449,043	5,383,245
Shares repurchased	(217,506)	(2,388,174)	(114,317)	(1,465,563)
Net increase (decrease)	(188,832)	$(2,086,370)	334,726	$3,917,682

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class P	Shares	Amount	Shares	Amount
Shares sold	8,538,201	$97,243,839	5,294,093	$66,060,765
Shares issued in connection with
reinvestment of distributions	776,785	8,266,183	207,867	2,544,643
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	10,299,659	123,666,973
	9,314,986	105,510,022	15,801,619	192,272,381
Shares repurchased	(6,148,258)	(69,644,104)	(3,777,679)	(48,015,478)
Net increase	3,166,728	$35,865,918	12,023,940	$144,256,903

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	28,612	$317,579	130,132	$1,601,164
Shares issued in connection with
reinvestment of distributions	12,804	134,060	8,753	105,392
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	47,272	556,395
	41,416	451,639	186,157	2,262,951
Shares repurchased	(99,772)	(1,116,374)	(173,393)	(2,120,139)
Net increase (decrease)	(58,356)	$(664,735)	12,764	$142,812

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	173,134	$1,978,244	454,973	$5,757,792
Shares issued in connection with
reinvestment of distributions	46,026	492,016	20,734	254,821
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	338,196	4,073,606
	219,160	2,470,260	813,903	10,086,219
Shares repurchased	(249,121)	(2,848,966)	(327,463)	(4,152,016)
Net increase (decrease)	(29,961)	$(378,706)	486,440	$5,934,203

94 Multi-Asset Absolute Return Fund

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	10,443,912	$118,147,371	$20,279,247	$243,171,429
Shares issued in connection with
reinvestment of distributions	1,634,373	17,406,077	1,198,701	14,672,099
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	—	—	29,488,830	353,680,177
	12,078,285	135,553,448	50,966,778	611,523,705
Shares repurchased	(35,894,628)	(401,592,323)	(41,795,512)	(497,092,563)
Net increase (decrease)	(23,816,343)	$(266,038,875)	9,171,266	$114,431,142

At the close of the reporting period, the Putnam RetirementReady Funds owned 22.5% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 10/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$113,519,357	$951,176,897	$986,522,574	$1,536,094	$78,173,680
Putnam Short Term
Investment Fund**	235,711,650	245,985,422	220,231,597	6,274,171	261,465,475
Total Short-term
investments	$349,231,007	$1,197,162,319	$1,206,754,171	$7,810,265	$339,639,155

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Multi-Asset Absolute Return Fund 95

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Acquisition of Putnam Absolute Return 500 Fund

On April 30, 2018, the fund issued 17,779,438, 1,443,557, 10,266,383, 422,392, 10,299,659, 47,272, 338,196 and 29,488,830 class A, class B, class C, class M, class P, class R, class R6 and class Y shares, respectively, for 19,848,370, 1,591,217, 11,333,896, 467,575, 11,491,803, 50,804, 377,544 and 32,879,869 class A, class B, class C, class M, class P, class R, class R6 and class Y shares of Putnam Absolute Return 500 Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction was to combine two Putnam funds with substantially similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Absolute Return 500 Fund, with a fair value of $835,630,491 and an identified cost of $819,086,397 at April 27, 2018, was the principal asset acquired by the fund. The net assets of the fund and Putnam Absolute Return 500 Fund on April 27, 2018, were $1,036,464,779 and $835,273,473, respectively. On April 27, 2018, Putnam Absolute Return 500 Fund had distributions in excess of net investment income of $12,832,182, accumulated net realized loss of $16,635,928 and unrealized appreciation of $25,521,750. The aggregate net assets of the fund immediately following the acquisition were $1,871,738,252.

Assuming the acquisition had been completed on November 1, 2017, the fund’s pro forma results of operations for the prior fiscal year would have been as follows (Unaudited):

Net investment Income	$34,882,497
Net (loss) on investments	$(128,259,994)
Net (decrease) in net assets resulting from operations	$(93,377,497)

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$650,000
Purchased currency option contracts (contract amount)	$87,900,000
Purchased swap option contracts (contract amount)	$7,800,000
Written equity option contracts (contract amount)	$230,000
Written currency option contracts (contract amount)	$68,400,000
Written swap option contracts (contract amount)	$3,500,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$563,800,000
Centrally cleared interest rate swap contracts (notional)	$1,225,300,000
OTC total return swap contracts (notional)	$4,481,400,000
OTC credit default contracts (notional)	$199,000,000
Centrally cleared credit default contracts (notional)	$210,300,000
Warrants (number of warrants)	5,400,000

96 Multi-Asset Absolute Return Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Credit contracts	Receivables	$1,144,232	Unrealized depreciation	$19,801,895*
Foreign exchange
contracts	Investments, Receivables	2,671,188	Payables	3,294,121
			Payables, Net assets —
Equity contracts	Investments, Receivables	73,353,605	Unrealized depreciation	56,049,372*
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,719,843*	Unrealized depreciation	10,353,996*
Total		$78,888,868		$89,499,384

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$6,664,778	$6,664,778
Foreign exchange
contracts	—	640,013	—	(1,871,909)	—	(1,231,896)
Equity contracts	249,838	(4,361,577)	(25,935,581)	—	48,489,157	18,441,837
Interest rate
contracts	—	15,817	48,073,521	—	8,548,232	56,637,570
Total	$249,838	$(3,705,747)	$22,137,940	$(1,871,909)	$63,702,167	$80,512,289

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(559,375)	$(559,375)
Foreign exchange
contracts	—	(898,960)	—	(1,994,218)	—	(2,893,178)
Equity contracts	2,159,401	(3,124,792)	16,485,327	—	(93,175,091)	(77,655,155)
Interest rate
contracts	—	306,960	(469,956)	—	(288,037)	(451,033)
Total	$2,159,401	$(3,716,792)	$16,015,371	$(1,994,218)	$(94,022,503)	$(81,558,741)

Multi-Asset Absolute Return Fund 97

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$ 2,839,971	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 2,839,971
OTC Total return swap contracts*#	16,796,905	8,445	—	—	7,178,490	—	128	19,632,532	—	317	47,126	—	—	—	—	—	43,663,943
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	200,732	366,561	186,915	—	—	248,300	65,660	76,064	—	—	—	1,144,232
Centrally cleared credit default
contracts§	—	—	202,516	—	—	—	—	—	—	—	—	—	—	—	—	—	202,516
Futures contracts§	—	—	—	310,200	—	—	—	—	—	—	4,226,512	—	—	—	—	—	4,536,712
Forward currency contracts#	250,711	33,600	—	—	—	—	23,119	670,845	255,018	90,935	—	—	—	356,377	141,359	215,971	2,037,935
Forward premium swap option
contracts#	—	—	—	—	—	—	—	11,522	—	98,033	—	—	—	—	—	—	109,555
Purchased swap options**#	259,365	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	259,365
Purchased options**#	1,185,392	—	—	—	1,033,738	—	—	145,679	—	1,011,429	—	—	—	—	—	6,326	3,382,564
Total Assets	$18,492,373	$42,045	$3,042,487	$310,200	$8,212,228	$200,732	$389,808	$20,647,493	$255,018	$1,200,714	$4,521,938	$65,660	$76,064	$356,377	$141,359	$222,297	$58,176,793
Liabilities:
Centrally cleared interest rate swap
contracts§	—	—	3,373,757	—	—	—	—	—	—	—	—	—	—	—	—	—	3,373,757
OTC Total return swap contracts*#	17,104,332	9,579	—	—	15,275,988	—	29,303	20,562,870	—	—	7,066	—	—	—	—	1,847,718	54,836,856
OTC Credit default contracts —
protection sold*#	36,089	26,525	—	—	—	1,478,310	3,277,795	1,366,785	—	—	4,320,269	1,289,712	412,391	—	—	—	12,207,876
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	1,814	—	—	—	—	—	2,178	—	—	—	—	3,992
Centrally cleared credit default
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	1,481,760	—	—	—	—	—	—	—	—	—	—	—	—	1,481,760
Forward currency contracts#	143,529	178,958	—	—	283,472	—	—	802,064	129,551	303,723	—	—	—	578,633	283,690	37,068	2,740,688
Forward premium swap option
contracts#	—	—	—	—	—	—	—	11,959	—	100,533	—	—	—	—	—	—	112,492
Written swap options#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Written options#	471,849	—	—	—	49,288	—	—	58,353	—	—	—	—	—	—	—	78,689	658,179
Total Liabilities	$17,755,799	$215,062	$3,373,757	$1,481,760	$15,608,748	$1,480,124	$3,307,098	$22,802,031	$129,551	$404,256	$4,327,335	$1,291,890	$412,391	$578,633	$283,690	$1,963,475	$75,415,600
Total Financial and Derivative
Net Assets	$736,574	$(173,017)	$(331,270)	$(1,171,560)	$(7,396,520)	$(1,279,392)	$(2,917,290)	$(2,154,538)	$125,467	$796,458	$194,603	$(1,226,230)	$(336,327)	$(222,256)	$(142,331)	$(1,741,178)	$(17,238,807)
Total collateral received (pledged)†##	$736,574	$(120,964)	$—	$—	$(7,396,520)	$(1,279,392)	$(2,917,290)	$155,338	$99,696	$796,458	$(4,062,661)	$(1,226,230)	$(267,839)	$(222,256)	$(122,896)	$(1,741,178)

98 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 99

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Total
Net amount	$—	$(52,053)	$(331,270)	$(1,171,560)	$—	$—	$—	$(2,309,876)	$25,771	$—	$4,257,264	$—	$(68,488)	$—	$(19,435)	$—
Controlled collateral received
(including TBA commitments)**	$1,402,620	$—	$—	$—	$—	$—	$—	$—	$99,696	$885,000	$—	$—	$—	$—	$—	$—	$2,387,316
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$155,338	$—	$—	$—	$—	$—	$—	$—	$—	$155,338
Collateral (pledged) (including TBA
commitments)**	$—	$(120,964)	$—	$—	$(9,318,419)	$(1,333,773)	$(2,940,489)	$—	$—	$—	$(4,356,393)	$(1,284,475)	$(267,839)	$(256,477)	$(122,896)	$(2,726,620)	$(22,728,345)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $14,051,985 and $8,255,065, respectively.

Note 11: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $22,813,480 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

100 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 101

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

102 Multi-Asset Absolute Return Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Asset Absolute Return Fund 103

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

104 Multi-Asset Absolute Return Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Multi-Asset Absolute Return Fund 105

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

106 Multi-Asset Absolute Return Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Asset Absolute Return Fund 107

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered	Proxy Voting and Corporate	Mark C. Trenchard
Public Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

108 Multi-Asset Absolute Return Fund

This report is for the information of shareholders of Putnam Multi-Asset Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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PERMIT NO. 600

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AN107 318948 12/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2019	$149,959	$ —	$19,197	$ —
October 31, 2018	$163,780	$24,272*	$16,479	$1,622

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission ($4,272) and for services related to a fund merger ($20,000)..

For the fiscal years ended October 31, 2019 and October 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $566,181 and $566,775 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2019	$ —	$546,984	$ —	$ —
October 31, 2018	$ —	$524,401	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2019